UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-2686
                                   ------------


                           AXP TAX-EXEMPT SERIES, INC.
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               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:    11/30
                         --------------
Date of reporting period:   11/30
                         --------------

AXP(R)
   Intermediate
          Tax-Exempt
              Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Nov. 30, 2003

AXP Intermediate Tax-Exempt Fund seeks to provide shareholders with a high level of current income exempt from federal taxes.

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(logo)                                                               (logo)
American                                                            AMERICAN
  Express(R)                                                         EXPRESS(R)
 Funds
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

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            8

Investments in Securities                   9

Financial Statements                       17

Notes to Financial Statements              20

Independent Auditors' Report               28

Federal Income Tax Information             29

Board Members and Officers                 33

Proxy Voting                               35

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Fund Snapshot
        AS OF NOV. 30, 2003

PORTFOLIO MANAGER

Portfolio manager                                         Terry Fettig*
Since                                                              2/03
Years in industry                                                    25

* The Fund is managed by a team of portfolio managers led by Terry Fettig.

FUND OBJECTIVE

For investors seeking a high level of current income generally exempt from federal taxes.

Inception dates
A: 11/13/96     B: 11/13/96     C: 6/26/00      Y: 11/13/96

Ticker symbols
A: INFAX        B: INFBX        C: --           Y: --

Total net assets                                         $171.6 million

Number of holdings                                                  116

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

     DURATION
SHORT  INT  LONG
  X     X         HIGH
  X     X         MEDIUM  QUALITY
                  LOW

INSURED/NON-INSURED COMPOSITION

Percentage of portfolio assets

(pie chart)

Insured 55.8%
Non-insured 44.2%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                                                           70.8%
AA bonds                                                            16.6
A bonds                                                              3.0
BBB bonds                                                            4.5
Non-investment grade bonds                                           5.1

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

TOP TEN STATES

Percentage of portfolio assets

Texas                                                               11.5%
California                                                           9.2
Washington                                                           8.3
New York                                                             6.6
Florida                                                              6.4
North Carolina                                                       4.5
Louisiana                                                            4.4
Virginia                                                             4.3
Ohio                                                                 3.7
South Carolina                                                       3.7

Certain income may be subject to the alternative minimum tax or state or local tax. Fund holdings are subject to change.

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3   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio manager Terry Fettig discusses the Fund's positioning and results for the 12 months ended Nov. 30, 2003. In February 2003, the Fund moved to a sector-based team management approach under Mr. Fettig's leadership.

Q:   How did AXP Intermediate Tax-Exempt Fund perform for fiscal year 2003?

A: AXP Intermediate Tax-Exempt Fund's Class A shares (excluding sales charge) rose 5.86% for the 12 months enNov. 30, 2003. During the period, the Fund's primary benchmark changed from the Lehman Brothers Municipal 1-3 Year Bond Index to the Lehman Brothers Municipal 3-15 Year Bond
     Index, which returned 6.51% for the period. The Fund's former benchmark, the Lehman Brothers Municipal 1-3 Year Bond Index, advanced 3.93%, and the Lipper Short/Intermediate Municipal Debt Funds Index, representing the Fund's peer group, rose 4.81% over the same time frame.

Q: What factors most significantly affected performance during the annual period?

A: The tax-exempt bond market was quite strong over the annual period, outperforming the taxable bond market. The Lehman Brothers Municipal Bond Index gained 6.65% for the 12 months compared to the Lehman Brothers Aggregate Bond Index's* 5.18% return. Indeed, municipal market yields rallied in spite of high municipal issuance. Supply of municipal bonds for the first 11 months of 2003 was on pace to match if not surpass the record $358 billion set in calendar year 2002. Many municipal

* The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. We have included this index in our portfolio management Q&A because the index measures taxable bonds.

(bar graph)
                             PERFORMANCE COMPARISON
                        For the year ended Nov. 30, 2003

7%                       (bar 2)
6%       (bar 1)         +6.51%
5%       +5.86                                                     (bar 4)
4%                                        (bar 3)                   +4.81%
3%                                         +3.93%
2%
1%
0%

(bar 1) AXP Intermediate Tax-Exempt Fund Class A (excluding sales charge) (bar 2) Lehman Brothers Municipal 3-15 Year Bond Index (unmanaged)
(bar 3) Lehman Brothers Municipal 1-3 Year Bond Index (unmanaged)
(bar 4) Lipper Short/Intermediate Municipal Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We concentrated primarily on seeking better-structured bonds.(end callout quote)

     issuers sought to refund their existing higher interest debt, issuing new bonds at the lower interest rates available. Still, demand kept up with supply. Retail investors turned to municipal bonds to diversify their portfolios. Extremely low interest rates on short-term money market securities also played a role in the strength of municipal securities, as investors sought higher yields from longer-term securities that were generally tax-exempt. Institutional investors, especially insurance companies, sought municipal bonds' attractive rates as well.

AVERAGE ANNUAL TOTAL RETURNS

                                 Class A                    Class B                 Class C                    Class Y
(Inception dates)              (11/13/96)                 (11/13/96)               (6/26/00)                 (11/13/96)
                           NAV(1)     POP(2)      NAV(1)    After CDSC(3)     NAV(1)    After CDSC(4)    NAV(5)      POP(5)
as of Nov. 30, 2003
1 year                     +5.86%     +0.82%      +4.86%       +0.86%         +4.87%       +4.87%        +6.08%      +6.08%
5 years                    +4.70%     +3.68%      +3.88%       +3.70%           N/A          N/A         +4.82%      +4.82%
Since inception            +4.80%     +4.08%      +3.99%       +3.99%         +5.11%       +5.11%        +4.92%      +4.92%

as of Dec. 31, 2003
1 year                     +3.69%     -1.24%      +3.10%       -0.90%         +3.10%       +3.10%        +3.90%      +3.90%
5 years                    +4.76%     +3.75%      +3.98%       +3.81%           N/A          N/A         +4.90%      +4.90%
Since inception            +4.84%     +4.13%      +4.06%       +4.06%         +5.22%       +5.22%        +4.97%      +4.97%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

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5   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Questions & Answers

     Even against this positive backdrop, the annual period saw significant volatility within the municipal bond market. For example, in July 2003, the Lehman Brothers Municipal Bond Index declined more in one month than it had in nine years, and in September, the Index moved up more in one month than it had in eight years. Concerns about municipal credit quality persisted through much of the fiscal year, as municipalities across the country experienced budget deficits due primarily to declining revenue sources. However, the asset class, with only pockets of exception, maintained a high credit quality overall.

     As of Nov. 30, 2003, the one-year general obligation bond offered yields of nearly 79% that of same-maturity U.S. Treasuries, and 30-year general obligation bonds were offering yields of approximately 94% that of long-term U.S. Treasury bonds. This made longer-term municipal bond yields particularly attractive for investors seeking diversification within alternative asset classes. The municipal yield curve was in a steepened position for most of the annual period.

     Our general focus was to position the Fund to take advantage of the positive trends in the municipal bond market.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We made several strategic moves within the Fund during the annual period. First, we continued to upgrade the overall credit quality of the portfolio. As of Nov. 30, 2003, more than 94% of invested portfolio assets were in investment grade securities. Second, we gradually moved to a laddered portfolio structure within the intermediate segment of the municipal yield curve. A laddered portfolio is one whereby maturities are staggered so that bonds in the portfolio come due periodically. These moves were made in an effort both to reduce the volatility and risks associated with interest rate movements and to produce more consistent returns. Third, we completely eliminated the Fund's positions in tobacco-related issues and airline special facility issues.

     We concentrated primarily on seeking better-structured bonds, opportunistically selling the portfolio's noncallable bonds and adding bonds with call features and higher coupons. A callable bond is one redeemable by the issuer before the scheduled maturity, whereby the issuer pays the bondholder a premium price if the security is retired early. A noncallable bond is one that cannot be redeemed prior to maturity at the option of the issuer.

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6   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Questions & Answers

     Given that bonds are usually called when interest rates fall significantly enough that the issuer can save money by issuing new bonds at lower rates, noncallable bonds historically perform better in a declining interest rate environment, which we took advantage of this year.

     Overall, we continued to diversify the Fund's holdings by sector and by geography, with assets allocated across various states, cities, counties and special districts to further help manage risk.

Q:   How do you intend to manage the Fund in the coming months?

A: We expect the U.S. economy to continue to improve. We believe inflation will remain subdued and that interest rates will stay relatively low for some time but will begin to trend higher during 2004. We believe several states have taken the hard steps necessary to put their budgets back on track, including raising taxes, increasing user fees and cutting programs. While this fiscal policy will likely take some time before being reflected in municipal credit quality upgrades, it is well worth noting that even with widespread financial difficulties, the default rate on investment grade municipal bond obligations remains extremely low.

     We intend to maintain our focus on seeking higher-quality securities with good structure, on diversifying the portfolio using our sector-based management approach and on generating a high level of current income exempt from federal income taxes. We are particularly optimistic that intermediate-term securities will continue to offer a combination of positive upside potential along with some downward protection if interest rates do begin to rise.

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7   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Intermediate Tax-Exempt Fund Class A shares (from 12/1/96 to 11/30/03) as compared to the performance of three widely cited performance indices, Lehman Brothers Municipal 3-15 Year Bond Index, Lehman Brothers Municipal 1-3 Year Bond Index and the Lipper Short/Intermediate Municipal Debt Funds Index. Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Lehman Brothers Municipal 1-3 Year Bond Index to the Lehman Brothers Municipal 3-15 Year Bond Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indices in this transition year. In the future, however, only the Lehman Brothers Municipal 3-15 Year Bond Index will be included. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(mountain chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                       IN AXP INTERMEDIATE TAX-EXEMPT FUND

AXP Intermediate Tax-Exempt
  Fund Class A                          $ 9,525    $10,020    $10,513    $10,665   $11,115    $11,848    $12,494  $13,226
Lehman Brothers Municipal
  3-15 Year Bond Index(1)               $10,000    $10,656    $11,446    $11,483   $11,431    $12,382    $13,195  $14,054
Lehman Brothers Municipal
  1-3 Year Bond Index(2)                $10,000    $10,482    $11,076    $11,339   $11,893    $12,831    $13,486  $14,016
Lipper Short/Intermediate Municipal
  Debt Funds Index(3)                   $10,000    $10,450    $11,002    $11,147   $11,671    $12,482    $13,090  $13,720

                                        12/1/96      11/97      11/98      11/99     11/00      11/01      11/02    11/03

(1) Lehman Brothers Municipal 3-15 Year Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue and pre-refunded bonds that have an approximate maturity of 2-17 years. The index is frequently used as a general performance measure of tax-exempt bonds with shorter maturities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held by the Fund.

(2) Lehman Brothers Municipal 1-3 Year Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue and pre-refunded bonds that have an approximate maturity of 3 years. The index is frequently used as a general performance measure of tax-exempt bonds with shorter maturities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held by the Fund.

(3) The Lipper Short/Intermediate Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                 Class A with Sales Charge as of Nov. 30, 2003
1 year                                                             +0.82%
5 years                                                            +3.68%
Since inception (11/13/96)                                         +4.08%

            Results for other share classes can be found on page 5.

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8   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Investments in Securities

AXP Intermediate Tax-Exempt Fund

Nov. 30, 2003
(Percentages represent value of investments compared to net assets)

Municipal bonds (94.6%)

Name of                     Coupon              Principal          Value(a)
issuer and                   rate                amount
title of
Issue(b,c)

Alabama (1.3%)
State Public School & College Authority
  Capital Improvement Revenue Bonds
  Series 1999D (FSA Insured)
   08-01-18                   5.50%          $2,000,000          $2,213,880

Alaska (1.2%)
Anchorage General Purpose
  Unlimited General Obligation Bonds
  Series 2000A (MBIA Insured)
   09-01-05                   4.50            1,000,000           1,052,330
North Slope Borough
  Capital Appreciation
  Unlimited General Obligation Bonds
  Zero Coupon Series 1995A
  (MBIA Insured)
   06-30-06                   5.00            1,000,000(f)          946,900
Total                                                             1,999,230

Arizona (2.0%)
State Educational Loan Marketing
  Refunding Revenue Bonds
  1st Series 2001A A.M.T.
   12-01-05                   4.40            1,000,000           1,054,950
State School Facilities Board
  School Improvement Revenue Bonds
  Series 2002
   07-01-10                   5.50            2,000,000           2,301,640
Total                                                             3,356,590

Arkansas (1.7%)
Little Rock School District
  General Obligation Refunding Bonds
  Series 2000B (FSA Insured)
   02-01-20                   5.50            2,695,000           2,924,075

California (7.8%)
Alameda Unified School District Unlimited
  General Obligation Refunding Bonds
  Alameda County Series 2002
  (MBIA Insured)
   10-01-18                   5.13            2,000,000           2,127,060
Moreland School District Unlimited
  General Obligation Refunding Bonds
  Series 2002 (FGIC Insured)
   09-01-19                   5.13            1,100,000           1,172,446
Sacramento Municipal Utility District Electric
  Refunding Revenue Bonds
  Series 2003S (FSA Insured)
   11-15-09                   5.00            2,000,000           2,256,960
State Department of Water Resources
  Water Systems Refunding Revenue Bonds
  Center Valley Series 2002X
  (FGIC Insured)
   12-01-17                   5.50            2,000,000           2,304,980
State Unlimited General Obligation Bonds
  Series 1992
   09-01-06                   6.30            2,000,000           2,210,380
State Unlimited General Obligation Bonds
  Series 2001
   06-01-11                   5.50            1,000,000           1,106,650
State Unlimited General Obligation Refunding Bonds
  Series 2001 (AMBAC Insured)
   03-01-15                   5.50            2,000,000           2,218,960
Total                                                            13,397,436

See accompanying notes to investments in securities.

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9   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Name of                     Coupon              Principal          Value(a)
issuer and                   rate                amount
title of
Issue(b,c)

Colorado (2.0%)
Denver City & County
  School District #1 Unlimited
  General Obligation Bonds Series 1999
  (FGIC Insured)
   12-01-15                   5.38%          $2,000,000          $2,231,040
Denver City & County
  Unlimited Government Obligation Bonds
  Series 1999B
   08-01-07                   5.63            1,000,000           1,123,940
Total                                                             3,354,980

Florida (6.3%)
Bonita Springs Vasari Community
  Development District Capital
  Improvement Revenue Bonds
  Series 2001B
   05-01-09                   6.20              420,000             435,708
Grand Haven Community Development District
  Special Assessment Refunding Revenue
  Bonds Series 2002
   11-01-07                   6.13              310,000             317,043
Harbor Bay Community Development District
  Capital Improvement Revenue Bonds
  Series 2001B
   05-01-10                   6.35              460,000             475,691
Heritage Harbor Community Development District
  Special Assessment Revenue Bonds
  Series 1997B
   05-01-06                   6.00              700,000             700,574
Heritage Palms Community Development District
  Capital Improvement Revenue Bonds
  Series 1998
   11-01-06                   5.40            1,030,000           1,031,864
Lakewood Ranch Community Development
  District #5 Special Assessment
  Revenue Bonds Series 2001B
   05-01-11                   6.00              160,000             164,456
Municipal Power Agency
  Refunding Revenue Bonds
  Stanton Series 2002
  (FSA Insured)
   10-01-15                   5.50            1,500,000           1,696,185
Orange County Tourist Development
  Miscellaneous Tax Revenue Bonds
  Series 2000 (AMBAC Insured)
   10-01-06                   5.00            1,000,000           1,084,640
Renaissance Community Development District
  Special Assessment Capital Improvement
  Revenue Bonds Series 2002B
   05-01-08                   6.25              440,000             450,604
Sterling Hill Community Development District Special
  Assessment Capital Improvement
  Revenue Bonds Series 2003B
   11-01-10                   5.50            1,000,000             996,880
Stoneybrook Community Development District
  Capital Improvement Revenue Bonds
  Lee County Series 1998B
   05-01-08                   5.70              130,000             131,180
Sumter Landing Community Development District
  Special Assessment Revenue Bonds
  Series 2003
   05-01-13                   6.25            1,000,000           1,010,910
Village Center Community Development District
  Recreational Revenue Bonds
  Series 2003B
   01-01-18                   6.35            1,000,000           1,043,630
Village Community Development District #5
  Special Assessment Revenue Bonds
  Series 2002B
   05-01-07                   5.40            1,000,000           1,012,040
Waterchase Community Development District
  Capital Improvement Revenue Bonds
  Series 2001B
   05-01-08                   5.90              260,000             264,480
Total                                                            10,815,885

Georgia (2.1%)
State Unlimited General Obligation Bonds
  Series 1995
   09-01-07                   6.00            1,100,000           1,254,946
State Unlimited General Obligation Bonds
  Series 2002D
   08-01-10                   5.25            2,000,000           2,274,660
Total                                                             3,529,606

Hawaii (0.6%)
State Unlimited General Obligation Bonds
  Series 1993CA (FSA Insured)
   01-01-07                   5.75            1,000,000           1,111,060

See accompanying notes to investments in securities.

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10   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Name of                     Coupon              Principal          Value(a)
issuer and                   rate                amount
title of
Issue(b,c)

Illinois (3.0%)
Chicago Park District
  Unlimited General Obligation
  Refunding Bonds Series 2003B
  (FGIC Insured)
   01-01-06                   4.00%          $2,000,000          $2,091,400
Cook County Capital Improvement Unlimited
  General Obligation Bonds Series 1999A
  (FGIC Insured)
   11-15-17                   5.25            2,000,000           2,186,720
Lake County Community High School
  District #117 Capital Appreciation Bonds
  Antioch Zero Coupon
  Series 2000B (FGIC Insured)
   12-01-08                   5.13            1,000,000(f)          860,140
Total                                                             5,138,260

Indiana (1.3%)
State Municipal Power Agency
  Power Supply Revenue Bonds
  Series 2003B (MBIA Insured)
   01-01-11                   5.00            2,000,000           2,201,220

Louisiana (4.4%)
Lafayette Public Power Authority Electric
  Refunding Revenue Bonds
  Series 2003A (AMBAC Insured)
   11-01-12                   5.00            2,000,000           2,218,940
State Gas & Fuel Tax Revenue Bonds
  Series 2002A (AMBAC Insured)
   06-01-17                   5.38            2,750,000           3,041,665
State Unlimited General Obligation Bonds
  Series 1998B (FSA Insured)
   04-15-10                   5.25            2,000,000           2,234,500
Total                                                             7,495,105

Maryland (0.7%)
State Unlimited General Obligation Bonds
  2nd Series 2001
   07-15-08                   5.25            1,000,000           1,124,900

Massachusetts (3.5%)
Boston City Hospital Special Obligation Refunding
  Revenue Bonds Series 2002
  (MBIA Insured)
   08-01-18                   5.00            2,000,000           2,111,060
Boston Unlimited General Obligation Bonds
  Series 2001A
   02-01-06                   4.25            1,000,000           1,054,740
State Health & Educational Facilities Authority
  Hospital Revenue Bonds
  Caritas Christi Obligation Group
  Series 1999A
   07-01-04                   5.25              500,000             507,450
State Limited General Obligation Refunding
  Revenue Bonds Series 2002C
  (FGIC Insured)
   11-01-14                   5.50            2,000,000           2,291,100
Total                                                             5,964,350

Michigan (2.2%)
Countryside Charter School
  Full Term Certificates of Participation
  Berrien County Series 1999
   04-01-04                   5.70               40,000              40,164
Detroit Sewer Disposal
  Senior Lien Refunding Revenue Bonds
  Series 2003A (FSA Insured)
   07-01-20                   5.50            1,000,000           1,093,180
Livingston Developmental Agency
  Certificates of Participation
  Series 1999
   05-01-05                   5.70              100,000              99,998
State Public Power Agency
  Refunding Revenue Bonds
  Belle River Project Series 2002A
  (MBIA Insured)
   01-01-10                   5.25            2,000,000           2,256,439
Summit Academy Certificates of Participation
  Junior High School Facility
  Series 1998
   08-01-04                   5.70              135,000             136,469
Summit Academy Certificates of Participation
  Junior High School Facility
  Series 1999
   09-01-04                   5.70               70,000              72,406
Total                                                             3,698,656

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Name of                     Coupon              Principal          Value(a)
issuer and                   rate                amount
title of
Issue(b,c)

Minnesota (3.3%)
Osseo Independent School District #279
  Unlimited General Obligation Bonds
  Series 2000A
   02-01-14                   5.75%          $2,000,000          $2,315,480
Southern Municipal Power Agency Power
  Supply System Revenue Bonds
  Series 2002A (AMBAC Insured)
   01-01-14                   5.25            1,000,000           1,129,020
State Unlimited General Obligation Bonds
  Series 2000
   06-01-17                   5.50            2,000,000           2,237,940
Total                                                             5,682,440

Missouri (1.6%)
Springfield School District #R12
  Unlimited General Obligation Bonds
  Missouri Direct Deposit Series 2002B
  (FSA Insured)
   03-01-10                   5.00            2,500,000           2,793,150

Nevada (1.5%)
Clark County School District
  Limited General Obligation Refunding Bonds
  Series 2000B (FGIC Insured)
   06-15-08                   5.50            1,000,000           1,131,610
Director of the State Department of Business
  & Industry Capital Appreciation
  Revenue Bonds Las Vegas Monorail
  Zero Coupon Series 2000
  (AMBAC Insured)
   01-01-07                   5.01            1,000,000(f)          924,700
Las Vegas Local Special Improvement Bonds
  District #808 Summerlin Area Series 2001
   06-01-06                   5.40              500,000             508,055
Total                                                             2,564,365

New Jersey (1.3%)
State Highway Authority
  Garden State Parkway
  Refunding Revenue Bonds
  Series 2001 (FGIC Insured)
   01-01-08                   5.00            1,005,000           1,111,681
State Transportation Trust Fund Authority
  Refunding Revenue Bonds
  Transportation Systems Series 2001C
   12-15-07                   5.38            1,000,000           1,119,410
Total                                                             2,231,091

New Mexico (--%)
Santa Fe County Lifecare Revenue Bonds
  El Castillo Retirement Series 1998A
   05-15-04                   5.00               54,000              54,073

New York (4.9%)
Metropolitan Transportation Authority
  Service Contract Revenue Bonds
  Series 2002B (MBIA Insured)
   07-01-13                   5.50            2,250,000           2,586,915
New York City
  Unlimited General Obligation Bonds
  Series 2003J
   06-01-19                   5.50            2,000,000           2,137,880
State Thruway Authority
  Highway & Bridge Trust Fund
  Revenue Bonds Series 2001B
  (MBIA Insured)
   04-01-07                   5.00            1,000,000           1,093,050
State Urban Development
  Correctional & Youth Facilities
  Revenue Bonds Series 2002C
   01-01-11                   5.00            2,375,000           2,615,516
Total                                                             8,433,361

North Carolina (4.5%)
Charlotte Unlimited General
 Obligation Refunding Bonds Series 1998
   02-01-16                   5.25            2,000,000           2,188,540
Eastern Municipal Power Agency
  Power System Refunding Revenue Bonds
  Series 1993B
   01-01-06                   6.00            1,000,000           1,071,470
Eastern Municipal Power Agency
  Power System Refunding Revenue Bonds
  Series 2003A
   01-01-10                   5.50            1,000,000           1,095,890
State Municipal Power Agency
  Revenue Bonds
  #1 Catawba Electric Series 2003A
   01-01-12                   5.50            1,000,000           1,097,770
State Unlimited General Obligation
  Public Improvement Bonds
  Series 1999A
   03-01-15                   5.25            2,000,000           2,207,260
Total                                                             7,660,930

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Name of                     Coupon              Principal          Value(a)
issuer and                   rate                amount
title of
Issue(b,c)

Ohio (3.7%)
Carroll Water & Sewer District
  Unlimited General Obligation Bonds
  Series 1998
   12-01-10                   6.25%            $155,000            $163,006
Cuyahoga County Refunding Revenue Bonds
  Series 2003A
   01-01-11                   5.50            2,000,000           2,193,780
State Turnpike Commission
  Refunding Revenue Bonds
  Series 2001B (FSA Insured)
   02-15-08                   5.00            1,000,000           1,106,650
State Unlimited General Obligation Bonds
  Series 2000
   12-01-16                   5.25            1,650,000           1,804,275
State Water Development Authority
  Pollution Control Revenue Bonds
  Series 2000
   06-01-05                   5.50            1,000,000           1,061,650
Total                                                             6,329,361

Oklahoma (0.6%)
State Capital Improvement Authority
  Highway Revenue Bonds
  Series 2000 (MBIA Insured)
   06-01-06                   5.00            1,000,000           1,081,790

Pennsylvania (1.9%)
Southeastern Transportation Authority
  Special Revenue Tax Transit
  Revenue Bonds Series 1997
  (FGIC Insured)
   03-01-07                   5.75            1,000,000           1,116,870
State Unlimited General Obligation
  Refunding Bonds
  Series 2002
   02-01-08                   5.00            2,000,000           2,205,280
Total                                                             3,322,150

Puerto Rico (2.6%)(e)
Commonwealth of Puerto Rico
  Highway & Transportation Authority
  Revenue Bonds     Series 2003 (FGIC Insured)
   07-01-18                   5.25            2,000,000           2,204,780
Commonwealth of Puerto Rico
  Unlimited General Obligation
  Refunding Bonds
  Series 2002 (FGIC Insured)
   07-01-14                   5.50            2,000,000           2,319,700
Total                                                             4,524,480

South Carolina (3.6%)
Columbia Certificates of Participation
  Tourism Development Fee Pledge
  Series 2003 (AMBAC Insured)
   06-01-12                   5.00            1,735,000           1,926,683
State Public Service Authority
  Refunding Revenue Bonds
  Series 2003A (AMBAC Insured)
   01-01-20                   5.00            2,000,000           2,108,000
State School Facilities
  Unlimited General Obligation Bonds
  Series 2001A
   01-01-07                   5.00            1,000,000           1,091,610
State Transportation Infrastructure Bank
  Revenue Bonds Series 2000A (MBIA Insured)
   10-01-07                   5.50            1,000,000           1,125,960
Total                                                             6,252,253

Tennessee (1.9%)
Memphis Public Improvement Unlimited
  General Obligation Bonds
  Series 2000
   04-01-18                   5.25            2,000,000           2,163,260
Shelby County Public Improvement
  Unlimited General Obligation
  Refunding Bonds Series 2000A
   04-01-05                   5.00            1,000,000           1,048,530
Total                                                             3,211,790

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Name of                     Coupon              Principal          Value(a)
issuer and                   rate                amount
title of
Issue(b,c)

Texas (10.8%)
Brazosport Independent School District
  Unlimited General Obligation Bonds
  Series 2003C
  (Permanent School Fund Guarantee)
   02-15-19                   5.00%          $2,000,000          $2,099,720
Houston Limited General Obligation
  Refunding Bonds Series 1999A
   03-01-08                   5.25            1,000,000           1,111,790
Lower Colorado River Authority
  Refunding Revenue Bonds
  Series 1999B (FSA Insured)
   05-15-08                   6.00            1,000,000           1,148,000
San Antonio Electric & Gas Refunding Revenue Bonds
  Series 2003
   02-01-13                   5.25            2,000,000           2,239,720
Spring Independent School District Unlimited
  General Obligation Refunding Bonds
  Series 1998
  (Permanent School Fund Guarantee)
   02-15-19                   5.25            1,000,000           1,061,680
State Public Finance Authority
  Capital Appreciation Refunding Revenue
  Bonds Zero Coupon
  Series 1990 (MBIA Insured)
   02-01-09                   3.28            5,000,000(f)        4,244,600
State University Financing Systems
  Refunding Revenue Bonds
  Series 2002 (FSA Insured)
   03-15-16                   5.25            2,000,000           2,182,500
State University Financing Systems
  Revenue Bonds     Series 1996A
   08-15-13                   5.10            2,000,000           2,177,800
Texas A & M University Financing Systems
  Refunding Revenue Bonds
  Series 2003B
   05-15-09                   5.00            2,000,000           2,225,920
Total                                                            18,491,730

Virginia (4.3%)
Arlington County Unlimited General Obligation
  Public Improvement Bonds
  Series 2001
   02-01-07                   4.50            1,000,000           1,079,060
Chesapeake Public Improvement
  Unlimited General Obligation Bonds
  Series 1996
   05-01-16                   5.50            2,500,000           2,733,850
Prince William County
  Public Improvement Facility
  Unlimited General Obligation Bonds
  Series 2000A
   08-01-06                   5.00            1,000,000           1,086,300
Richmond Metropolitan Authority
  Expressway Refunding Revenue Bonds
  Series 2002 (FGIC Insured)
   07-15-15                   5.25            2,125,000           2,418,038
Total                                                             7,317,248

Washington (8.2%)
Energy Northwest Electric
  Refunding Revenue Bonds
  Columbia Generating Series 2003A
  (XLCA Insured)
   07-01-10                   5.50            2,000,000           2,281,100
Energy Northwest Electric
  Refunding Revenue Bonds
  Project #3 Series 2002B
  (AMBAC Insured)
   07-01-16                   6.00            2,000,000           2,318,540
Energy Northwest Electric
  Refunding Revenue Bonds
  Project #3 Series 2003A
  (MBIA Insured)
   07-01-12                   5.50            2,000,000           2,274,160
King County Limited General Obligation
  Pre-refunded Bonds Series 2002
   12-01-13                   5.50              195,000             226,580

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Name of                     Coupon              Principal          Value(a)
issuer and                   rate                amount
title of
Issue(b,c)

Washington (cont.)
King County Limited General Obligation
  Un-refunded Revenue Bonds
  Series 2002
   12-01-13                   5.50%          $1,805,000          $2,070,497
Port of Seattle Refunding Revenue Bonds
  Series 2000D (MBIA Insured) A.M.T.
   02-01-07                   5.50            1,000,000           1,095,390
Tacoma Electric System
  Refunding Revenue Bonds
  Series 2001B (FSA Insured)
   01-01-07                   5.50            1,000,000           1,102,060
   01-01-11                   5.50            2,415,000           2,739,939
Total                                                            14,108,266

Total municipal bonds
(Cost: $157,739,381)                                           $162,383,711

Municipal notes (4.0%)

Issuer(b,c,d)             Effective             Amount             Value(a)
                           yield              payable at
                                               maturity
Brazos River Texas Harbor Naval District
  Revenue Bonds (Merey Sweeny) V.R.
  Series 2001B (Chase Manhattan Bank)
  A.M.T.
   04-01-21                   1.14%            $200,000            $200,000
California Department of Water Resources
  Power Supply Revenue Bonds V.R.
  Series 2002B-2 (BNP Paribas)
   05-01-22                   1.10            2,100,000           2,100,000
Chicago Illinois Midway Airport
  Second Lien Revenue Bonds
  V.R. Series 1998B (MBIA Insured)
  (J.P. Morgan Chase) A.M.T.
   01-01-29                   1.15              100,000             100,000
Louisville & Jefferson Counties Kentucky Regular Airport
  Authority Special Facilities Revenue Bonds
  (UPS Worldwide Forwarding) V.R.
  Series 1999A A.M.T.
   01-01-29                   1.12              400,000             400,000
Lower Neches Valley Texas Industrial Development
  Authority Facilities (Exxon Mobil) Refunding
  Revenue Bonds V.R. Series 2001B
   11-01-29                   1.15              700,000             700,000
Missouri Health & Educational Facilities Authority
  Revenue Bonds (Christian Brothers College)
  V.R. Series 2002A (U.S. Bank)
   10-01-32                   1.15              100,000             100,000
Missouri Health & Educational Facilities Authority
  Revenue Bonds (St. Louis University)
  V.R. Series 1999A (Bank of America)
   10-01-09                   1.15              100,000             100,000
New York City Unlimited General Obligation Bonds
  V.R. Series 1994H-2 (MBIA Insured)
   08-01-13                   1.08            2,800,000           2,800,000
Schuylkill County Pennsylvania Industrial
  Development Authority Resource Recovery
  Refunding Revenue Bonds
  (Northeastern Power Company)
  V.R. Series 1997B Dexia Credit Local A.M.T.
   12-01-22                   1.15              300,000             300,000

Total municipal notes
(Cost: $6,800,000)                                               $6,800,000

Total investments in securities
(Cost: $164,539,381)(g)                                        $169,183,711

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA       --  ACA Financial Guaranty Corporation

     AMBAC     --  American Municipal Bond Association Corporation

     BIG       --  Bond Investors Guarantee

     CGIC      --  Capital Guaranty Insurance Company

     FGIC      --  Financial Guarantee Insurance Corporation

     FHA       --  Federal Housing Authority

     FNMA      --  Federal National Mortgage Association

     FSA       --  Financial Security Assurance

     GNMA      --  Government National Mortgage Association

     MBIA      --  Municipal Bond Investors Assurance

     XLCA      --  XL Capital Assurance

(c)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.    --  Alternative Minimum Tax -- As of Nov. 30, 2003, the value of securities subject to alternative minimum tax represented
                   1.8% of net assets.

     B.A.N.    --  Bond Anticipation Note

     C.P.      --  Commercial Paper

     R.A.N.    --  Revenue Anticipation Note

     T.A.N.    --  Tax Anticipation Note

     T.R.A.N.  --  Tax & Revenue Anticipation Note

     V.R.      --  Variable Rate

     V.R.D.B.  --  Variable Rate Demand Bond

     V.R.D.N.  --  Variable Rate Demand Note

(d) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2003.

(e) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 2.6% of net assets as of Nov. 30, 2003.

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) At Nov. 30, 2003, the cost of securities for federal income tax purposes was $164,539,381 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $4,830,449
     Unrealized depreciation                                       (186,119)
                                                                   --------
     Net unrealized appreciation                                 $4,644,330
                                                                 ----------

--------------------------------------------------------------------------------
16   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Intermediate Tax-Exempt Fund

Nov. 30, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $164,539,381)                                                                      $169,183,711
Cash in bank on demand deposit                                                                               67,736
Capital shares receivable                                                                                    71,928
Accrued interest receivable                                                                               2,360,108
Receivable for investment securities sold                                                                 2,316,719
                                                                                                          ---------
Total assets                                                                                            174,000,202
                                                                                                        -----------
Liabilities
Dividends payable to shareholders                                                                            84,955
Capital shares payable                                                                                       11,096
Payable for investment securities purchased                                                               2,210,853
Accrued investment management services fee                                                                    4,234
Accrued distribution fee                                                                                      4,018
Accrued transfer agency fee                                                                                     385
Accrued administrative services fee                                                                             376
Other accrued expenses                                                                                       47,318
                                                                                                             ------
Total liabilities                                                                                         2,363,235
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $171,636,967
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    316,383
Additional paid-in capital                                                                              165,981,670
Undistributed net investment income                                                                               4
Accumulated net realized gain (loss)                                                                        694,580
Unrealized appreciation (depreciation) on investments                                                     4,644,330
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                               $171,636,967
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $131,161,303
                                                            Class B                                    $ 27,744,289
                                                            Class C                                    $ 12,730,064
                                                            Class Y                                    $      1,311
Net asset value per share of outstanding capital stock:     Class A shares           24,173,776        $       5.43
                                                            Class B shares            5,116,507        $       5.42
                                                            Class C shares            2,347,730        $       5.42
                                                            Class Y shares                  243        $       5.40
                                                                                            ---        ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Statement of operations
AXP Intermediate Tax-Exempt Fund

Year ended Nov. 30, 2003
Investment income
Income:
Interest                                                                                                 $5,823,393
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                          704,089
Distribution fee
   Class A                                                                                                  298,784
   Class B                                                                                                  254,637
   Class C                                                                                                  114,855
Transfer agency fee                                                                                          96,373
Incremental transfer agency fee
   Class A                                                                                                    6,678
   Class B                                                                                                    3,814
   Class C                                                                                                    1,753
Service fee -- Class Y                                                                                            1
Administrative services fees and expenses                                                                    65,453
Compensation of board members                                                                                 7,775
Custodian fees                                                                                               20,974
Printing and postage                                                                                         49,431
Registration fees                                                                                            33,443
Audit fees                                                                                                   19,000
Other                                                                                                         3,876
                                                                                                              -----
Total expenses                                                                                            1,680,936
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (30,888)
                                                                                                            -------
                                                                                                          1,650,048
   Earnings credits on cash balances (Note 2)                                                                (2,518)
                                                                                                             ------
Total net expenses                                                                                        1,647,530
                                                                                                          ---------
Investment income (loss) -- net                                                                           4,175,863
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                  723,006
Net change in unrealized appreciation (depreciation) on investments                                       2,799,310
                                                                                                          ---------
Net gain (loss) on investments                                                                            3,522,316
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $7,698,179
                                                                                                         ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Intermediate Tax-Exempt Fund

Year ended Nov. 30,                                                                2003                    2002
Operations and distributions
Investment income (loss) -- net                                               $  4,175,863             $  2,510,065
Net realized gain (loss) on investments                                            723,006                  272,489
Net change in unrealized appreciation (depreciation) on investments              2,799,310                  989,944
                                                                                 ---------                  -------
Net increase (decrease) in net assets resulting from operations                  7,698,179                3,772,498
                                                                                 ---------                ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                   (3,404,392)              (2,056,143)
      Class B                                                                     (531,203)                (364,957)
      Class C                                                                     (240,224)                 (90,223)
      Class Y                                                                          (40)                     (42)
   Net realized gain
      Class A                                                                     (228,866)                (147,931)
      Class B                                                                      (51,220)                 (34,449)
      Class C                                                                      (20,750)                  (4,348)
      Class Y                                                                           (3)                      (4)
                                                                                ----------               ----------
Total distributions                                                             (4,476,698)              (2,698,097)
                                                                                ----------               ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                      85,142,099               66,118,141
   Class B shares                                                               13,878,491               12,483,523
   Class C shares                                                                7,363,980                7,566,831
Reinvestment of distributions at net asset value
   Class A shares                                                                3,141,423                1,864,016
   Class B shares                                                                  495,111                  335,158
   Class C shares                                                                  239,026                   88,894
Payments for redemptions
   Class A shares                                                              (50,489,408)             (27,718,223)
   Class B shares (Note 2)                                                      (7,668,704)              (4,377,090)
   Class C shares (Note 2)                                                      (3,429,140)                (604,010)
                        -                                                       ----------                 --------
Increase (decrease) in net assets from capital share transactions               48,672,878               55,757,240
                                                                                ----------               ----------
Total increase (decrease) in net assets                                         51,894,359               56,831,641
Net assets at beginning of year                                                119,742,608               62,910,967
                                                                               -----------               ----------
Net assets at end of year                                                     $171,636,967             $119,742,608
                                                                              ============             ============
Undistributed net investment income                                           $          4             $         --
                                                                              ------------             ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Intermediate Tax-Exempt Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Tax-Exempt Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in bonds and other debt obligations.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
20   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Swap transactions

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into swap agreements. Swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating market interest rate versus a fixed interest rate. The Fund may employ swaps to synthetically add or subtract principal exposure to the municipal market.

Risks of entering into a swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

Swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated. The Fund did not enter into any swap agreements for the year ended Nov. 30, 2003.

--------------------------------------------------------------------------------
21   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid for the years indicated is as follows:

Year ended Nov. 30,                                   2003            2002

Class A
Distributions paid from:
    Ordinary income - tax-exempt distributions*    $3,404,392     $2,057,966
    Long-term capital gain                            228,866        146,108
Class B
Distributions paid from:
    Ordinary income - tax-exempt distributions*       531,203        365,382
    Long-term capital gain                             51,220         34,024
Class C
Distributions paid from:
    Ordinary income - tax-exempt distributions*       240,224         90,276
    Long-term capital gain                             20,750          4,295
Class Y
Distributions paid from:
    Ordinary income - tax-exempt distributions*            40             42
    Long-term capital gain                                  3              4
* Tax-exempt distributions were 100% for the years ended 2003 and 2002.

As of Nov. 30, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed tax-exempt income                                   $   84,955
Accumulated long-term gain (loss)                                 $  722,842
Unrealized appreciation (depreciation)                            $4,616,072

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
22   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $20.50

o   Class B $21.50

o   Class C $21.00

o   Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19.50 for Class A, $20.50 for Class B, $20 for Class C and $17.50 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
23   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $568,640 for Class A, $35,882 for Class B and $7,461 for Class C for the year ended Nov. 30, 2003.

For the year ended Nov. 30, 2003, AEFC and its affiliates waived certain fees and expenses to 0.88% for Class A, 1.64% for Class B, 1.63% for Class C and 0.61% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Nov. 30, 2004. Under this agreement, total expenses will not exceed 0.88% for Class A, 1.64% for Class B, 1.63% for Class C and 0.70% for Class Y of the Fund's average daily net assets.

During the year ended Nov. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $2,518 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $132,869,929 and $88,564,810, respectively, for the year ended Nov. 30, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended Nov. 30, 2003
                                              Class A         Class B        Class C      Class Y
Sold                                       15,788,919       2,577,234      1,361,344         --
Issued for reinvested distributions           582,049          91,778         44,319         --
Redeemed                                   (9,374,437)     (1,416,634)      (639,265)        --
                                           ----------      ----------       --------       ----
Net increase (decrease)                     6,996,531       1,252,378        766,398         --
                                            ---------       ---------        -------       ----

                                                      Year ended Nov. 30, 2002
                                              Class A         Class B        Class C      Class Y
Sold                                       12,513,172       2,357,292      1,424,341         --
Issued for reinvested distributions           354,001          63,694         16,816         --
Redeemed                                   (5,290,389)       (830,052)      (114,919)        --
                                           ----------        --------       --------       ----
Net increase (decrease)                     7,576,784       1,590,934      1,326,238         --
                                            ---------       ---------      ---------       ----

--------------------------------------------------------------------------------
24   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Nov. 30, 2003.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Nov 30,                                              2003       2002      2001      2000       1999
Net asset value, beginning of period                                    $5.29      $5.19     $5.04     $5.02      $5.14
Income from investment operations:
Net investment income (loss)                                              .15        .16       .18       .19        .19
Net gains (losses) (both realized and unrealized)                         .15        .12       .15       .02      (.12)
Total from investment operations                                          .30        .28       .33       .21        .07
Less distributions:
Dividends from net investment income                                     (.15)      (.17)     (.18)     (.19)      (.19)
Distributions from realized gains                                        (.01)      (.01)       --        --         --
Total distributions                                                      (.16)      (.18)     (.18)     (.19)      (.19)
Net asset value, end of period                                          $5.43      $5.29     $5.19     $5.04      $5.02

Ratios/supplemental data
Net assets, end of period (in millions)                                  $131        $91       $50       $31        $29
Ratio of expenses to average daily net assets(c)                         .88%(e)    .89%(e)  1.02%      .99%       .90%(e)
Ratio of net investment income (loss) to average daily net assets       2.85%      3.13%     3.45%     3.72%      3.78%
Portfolio turnover rate (excluding short-term securities)                 59%        52%       75%       77%         9%
Total return(i)                                                         5.86%      5.45%     6.60%     4.22%      1.44%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Nov 30,                                              2003       2002      2001      2000       1999
Net asset value, beginning of period                                    $5.29      $5.19     $5.03     $5.02      $5.14
Income from investment operations:
Net investment income (loss)                                              .11        .12       .14       .15        .15
Net gains (losses) (both realized and unrealized)                         .14        .12       .16       .01       (.12)
Total from investment operations                                          .25        .24       .30       .16        .03
Less distributions:
Dividends from net investment income                                     (.11)      (.13)     (.14)     (.15)      (.15)
Distributions from realized gains                                        (.01)      (.01)       --        --         --
Total distributions                                                      (.12)      (.14)     (.14)     (.15)      (.15)
Net asset value, end of period                                          $5.42      $5.29     $5.19     $5.03      $5.02

Ratios/supplemental data
Net assets, end of period (in millions)                                   $28        $20       $12        $9         $9
Ratio of expenses to average daily net assets(c)                        1.64%(f)   1.64%(f)  1.78%     1.75%      1.65%(f)
Ratio of net investment income (loss) to average daily net assets       2.09%      2.38%     2.69%     2.90%      3.02%
Portfolio turnover rate (excluding short-term securities)                 59%        52%       75%       77%         9%
Total return(i)                                                         4.86%      4.66%     6.01%     3.23%       .69%

Class C
Per share income and capital changes(a)
Fiscal period ended Nov 30,                                              2003       2002      2001   2000(b)
Net asset value, beginning of period                                    $5.29      $5.18     $5.03     $5.00
Income from investment operations:
Net investment income (loss)                                              .11        .12       .14       .06
Net gains (losses) (both realized and unrealized)                         .14        .13       .15       .03
Total from investment operations                                          .25        .25       .29       .09
Less distributions:
Dividends from net investment income                                     (.11)      (.13)     (.14)     (.06)
Distributions from realized gains                                        (.01)      (.01)       --        --
Total distributions                                                      (.12)      (.14)     (.14)     (.06)
Net asset value, end of period                                          $5.42      $5.29     $5.18     $5.03

Ratios/supplemental data
Net assets, end of period (in millions)                                   $13         $8        $1       $--
Ratio of expenses to average daily net assets(c)                        1.63%(g)   1.64%(g)  1.77%     1.75%(d)
Ratio of net investment income (loss) to average daily net assets       2.09%      2.35%     2.66%     3.34%(d)
Portfolio turnover rate (excluding short-term securities)                 59%        52%       75%       77%
Total return(i)                                                         4.87%      4.86%     5.82%     1.96%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Nov 30,                                              2003       2002      2001      2000       1999
Net asset value, beginning of period                                    $5.26      $5.16     $5.02     $5.01      $5.13
Income from investment operations:
Net investment income (loss)                                              .16        .17       .19       .20        .21
Net gains (losses) (both realized and unrealized)                         .15        .12       .14       .01       (.12)
Total from investment operations                                          .31        .29       .33       .21        .09
Less distributions:
Dividends from net investment income                                     (.16)      (.18)     (.19)     (.20)      (.21)
Distributions from realized gains                                        (.01)      (.01)       --        --         --
Total distributions                                                      (.17)      (.19)     (.19)     (.20)      (.21)
Net asset value, end of period                                          $5.40      $5.26     $5.16     $5.02      $5.01

Ratios/supplemental data
Net assets, end of period (in millions)                                   $--        $--       $--       $--        $--
Ratio of expenses to average daily net assets(c)                         .70%(h)    .81%(h)   .95%      .92%       .80%(h)
Ratio of net investment income (loss) to average daily net assets       3.13%      3.26%     3.49%     3.76%      4.03%
Portfolio turnover rate (excluding short-term securities)                 59%        52%       75%       77%         9%
Total return(i)                                                         6.08%      5.67%     6.62%     4.24%      1.59%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 0.89%, 0.97% and 1.02% for the periods ended Nov. 30, 2003, 2002 and 1999, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.65%, 1.73% and 1.78% for the periods ended Nov. 30, 2003, 2002 and 1999, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.64% and 1.72% for the periods ended Nov. 30, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.71%, 0.90% and 0.94% for the periods ended Nov. 30, 2003, 2002 and 1999, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
27   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP TAX-EXEMPT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Intermediate Tax-Exempt Fund (a series of AXP Tax-Exempt Series, Inc.) as of November 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2003, and the financial highlights for each of the years in the five-year period ended November 30, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Intermediate Tax-Exempt Fund as of November 30, 2003, and the results of its operations, changes in its net assets, and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

January 9, 2004

--------------------------------------------------------------------------------
28   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement.

AXP Intermediate Tax-Exempt Fund
Fiscal year ended Nov. 30, 2003

Class A

Income distributions -- 100% are tax-exempt.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.01111
Jan. 22, 2003                                                   0.01470
Feb. 21, 2003                                                   0.01281
March 24, 2003                                                  0.01293
April 24, 2003                                                  0.01325
May 23, 2003                                                    0.01224
June 23, 2003                                                   0.01271
July 24, 2003                                                   0.01217
Aug. 22, 2003                                                   0.01190
Sept. 22, 2003                                                  0.01296
Oct. 23, 2003                                                   0.01322
Nov. 21, 2003                                                   0.01243
Total                                                          $0.15243

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.01280
Total distributions                                            $0.16523

--------------------------------------------------------------------------------
29   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Class B

Income distributions -- 100% are tax-exempt.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.00834
Jan. 22, 2003                                                   0.01102
Feb. 21, 2003                                                   0.00948
March 24, 2003                                                  0.00944
April 24, 2003                                                  0.00978
May 23, 2003                                                    0.00895
June 23, 2003                                                   0.00912
July 24, 2003                                                   0.00865
Aug. 22, 2003                                                   0.00869
Sept. 22, 2003                                                  0.00945
Oct. 23, 2003                                                   0.00973
Nov. 21, 2003                                                   0.00917
Total                                                          $0.11182

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.01280
Total distributions                                            $0.12462

Class C

Income distributions -- 100% are tax-exempt.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.00834
Jan. 22, 2003                                                   0.01100
Feb. 21, 2003                                                   0.00947
March 24, 2003                                                  0.00942
April 24, 2003                                                  0.00977
May 23, 2003                                                    0.00893
June 23, 2003                                                   0.00926
July 24, 2003                                                   0.00865
Aug. 22, 2003                                                   0.00869
Sept. 22, 2003                                                  0.00971
Oct. 23, 2003                                                   0.00973
Nov. 21, 2003                                                   0.00916
Total                                                          $0.11213

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.01280
Total distributions                                            $0.12493

--------------------------------------------------------------------------------
30   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Class Y

Income distributions -- 100% are tax-exempt.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.01196
Jan. 22, 2003                                                   0.01571
Feb. 21, 2003                                                   0.01365
March 24, 2003                                                  0.01381
April 24, 2003                                                  0.01406
May 23, 2003                                                    0.01303
June 23, 2003                                                   0.01369
July 24, 2003                                                   0.01287
Aug. 22, 2003                                                   0.01282
Sept. 22, 2003                                                  0.01394
Oct. 23, 2003                                                   0.01414
Nov. 21, 2003                                                   0.01332
Total                                                          $0.16300

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.01280
Total distributions                                            $0.17580

Source of distributions

For dividends paid by the Fund to be tax-exempt the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation

Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for 2003 was 2.71%.

Other taxation

Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
31   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Source of income by state

Percentages of income from municipal securities earned by the Fund from various states during the year ended Nov. 30, 2003 are listed below.

Alabama                         0.309%    Missouri                        1.477%
Alaska                          1.838     Nevada                          3.617
Arizona                         3.560     New Jersey                      2.384
Arkansas                        0.379     New Mexico                      0.068
California                      7.000     New York                        5.357
Colorado                        1.001     North Carolina                  3.362
District of Columbia            0.018     Ohio                            3.430
Florida                         9.469     Oklahoma                        1.446
Georgia                         2.699     Oregon                          0.516
Hawaii                          0.704     Pennsylvania                    2.544
Illinois                        2.285     Puerto Rico                     3.561
Indiana                         1.244     South Carolina                  2.460
Kentucky                        0.127     Tennessee                       0.897
Louisiana                       1.127     Texas                           8.931
Maryland                        0.728     Utah                            0.331
Massachusetts                   3.354     Virginia                        3.970
Michigan                        5.538     Washington                      8.080
Minnesota                       4.242     Wisconsin                       1.744
Mississippi                     0.125     Wyoming                         0.078

--------------------------------------------------------------------------------
32   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held        Principal occupation during past   Other directorships
                                   with Fund and        five years
                                   length of service
---------------------------------- -------------------- ---------------------------------- ---------------------------
Arne H. Carlson                    Board member         Chair, Board Services
901 S. Marquette Ave.              since 1999           Corporation (provides
Minneapolis, MN 55402                                   administrative services to
Age 69                                                  boards). Former Governor  of
                                                        Minnesota
---------------------------------- -------------------- ---------------------------------- ---------------------------
Philip J. Carroll, Jr.             Board member         Retired Chairman and CEO,  Fluor   Scottish Power PLC,
901 S. Marquette Ave.              since 2002           Corporation (engineering and       Vulcan Materials Company,
Minneapolis, MN 55402                                   construction) since 1998           Inc. (construction
Age 65                                                                                     materials/chemicals)
---------------------------------- -------------------- ---------------------------------- ---------------------------
Livio D. DeSimone                  Board member         Retired Chair of the Board and     Cargill, Incorporated
30 Seventh Street East             since 2001           Chief Executive Officer,           (commodity merchants and
Suite 3050                                              Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                 Manufacturing (3M)                 Mills, Inc. (consumer
Age 69                                                                                     foods), Vulcan Materials
                                                                                           Company (construction
                                                                                           materials/ chemicals),
                                                                                           Milliken & Company
                                                                                           (textiles and chemicals),
                                                                                           and Nexia Biotechnologies,
                                                                                           Inc.
---------------------------------- -------------------- ---------------------------------- ---------------------------
Heinz F. Hutter*                   Board member         Retired President and Chief
901 S. Marquette Ave.              since 1994           Operating Officer, Cargill,
Minneapolis, MN 55402                                   Incorporated (commodity
Age 74                                                  merchants and processors)
---------------------------------- -------------------- ---------------------------------- ---------------------------
Anne P. Jones                      Board member         Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 68
---------------------------------- -------------------- ---------------------------------- ---------------------------
Stephen R. Lewis, Jr.**            Board member         Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002           of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                      systems)
Age 64
---------------------------------- -------------------- ---------------------------------- ---------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund, AXP Partners Aggressive Growth Fund, AXP Partners Small Cap Core Fund and AXP Discovery Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of four AXP Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.


--------------------------------------------------------------------------------
33   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held        Principal occupation during past   Other directorships
                                   with Fund and        five years
                                   length of service
---------------------------------- -------------------- ---------------------------------- ---------------------------
Alan G. Quasha                     Board member         President, Quadrant Management,    Compagnie Financiere
901 S. Marquette Ave.              since 2002           Inc. (management of private        Richemont AG (luxury
Minneapolis, MN 55402                                   equities)                          goods), Harken Energy
Age 53                                                                                     Corporation (oil and gas
                                                                                           exploration) and SIRIT
                                                                                           Inc. (radio frequency
                                                                                           identification technology)
---------------------------------- -------------------- ---------------------------------- ---------------------------
Alan K. Simpson                    Board member         Former three-term United States    Biogen, Inc.
1201 Sunshine Ave.                 since 1997           Senator for Wyoming                (biopharmaceuticals)
Cody, WY 82414
Age 71
---------------------------------- -------------------- ---------------------------------- ---------------------------
Alison Taunton-Rigby               Board member since   President, Forester Biotech
901 S. Marquette Ave.              2002                 since 2000. Former President and
Minneapolis, MN 55402                                   CEO, Aquila Biopharmaceuticals,
Age 59                                                  Inc.
---------------------------------- -------------------- ---------------------------------- ---------------------------

Board Members Affiliated with AEFC***

Name, address, age                 Position held        Principal occupation during past   Other directorships
                                   with Fund and        five years
                                   length of service
---------------------------------- -------------------- ---------------------------------- ---------------------------
Barbara H. Fraser                  Board member since   Executive Vice President -  AEFA
1546 AXP Financial Center          2002                 Products and Corporate Marketing
Minneapolis, MN 55474                                   of AEFC since 2002. President -
Age 53                                                  Travelers Check Group, American
                                                        Express Company,  2001-2002.
                                                        Management Consultant, Reuters,
                                                        2000-2001. Managing Director -
                                                        International Investments,
                                                        Citibank Global,  1999-2000.
                                                        Chairman and CEO, Citicorp
                                                        Investment Services and
                                                        Citigroup Insurance Group, U.S.,
                                                        1998-1999
---------------------------------- -------------------- ---------------------------------- ---------------------------
Stephen W. Roszell                 Board member since   Senior Vice President -
50238 AXP Financial Center         2002, Vice           Institutional Group of AEFC
Minneapolis, MN 55474              President  since
Age 54                             2002
---------------------------------- -------------------- ---------------------------------- ---------------------------
William F. Truscott                Board member         Senior Vice President - Chief
53600 AXP Financial Center         since 2001,  Vice    Investment Officer of AEFC since
Minneapolis, MN 55474              President  since     2001. Former Chief Investment
Age 42                             2002                 Officer and Managing Director,
                                                        Zurich Scudder Investments
---------------------------------- -------------------- ---------------------------------- ---------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
34   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held        Principal occupation during past   Other directorships
                                   with Fund and        five years
                                   length of service
---------------------------------- -------------------- ---------------------------------- ---------------------------
Jeffrey P. Fox                     Treasurer since      Vice President - Investment
50005 AXP Financial Center         2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                   Vice President - Finance,
Age 48                                                  American Express Company,
                                                        2000-2002;  Vice President -
                                                        Corporate Controller, AEFC,
                                                        1996-2000
---------------------------------- -------------------- ---------------------------------- ---------------------------
Paula R. Meyer                     President since      Senior Vice President and
596 AXP Financial Center           2002                 General Manager - Mutual Funds,
Minneapolis, MN 55474                                   AEFC, since 2002; Vice President
Age 49                                                  and Managing Director - American
                                                        Express Funds, AEFC, 2000-2002;
                                                        Vice President, AEFC,  1998-2000
---------------------------------- -------------------- ---------------------------------- ---------------------------
Leslie L. Ogg                      Vice President,      President of Board Services
901 S. Marquette Ave.              General Counsel,     Corporation
Minneapolis, MN 55402              and Secretary
Age 65                             since 1978
---------------------------------- -------------------- ---------------------------------- ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
35   ---   AXP INTERMEDIATE TAX-EXEMPT FUND   ---   2003 ANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Tax-Exempt Bond
             Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Nov. 30, 2003

AXP Tax-Exempt Bond Fund seeks to provide shareholders with as much current income exempt from federal income taxes as possible with only modest risk to the shareholder's investments.

--------------------------------------------------------------------------------
(logo)                                                               (logo)
American                                                            AMERICAN
  Express(R)                                                         EXPRESS(R)
 Funds
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            8

Investments in Securities                   9

Financial Statements                       20

Notes to Financial Statements              23

Independent Auditors' Report               31

Federal Income Tax Information             32

Board Members and Officers                 36

Proxy Voting                               38

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Fund Snapshot
        AS OF NOV. 30, 2003

PORTFOLIO MANAGER

Portfolio manager                                      Terry Fettig*
Since                                                          2/03
Years in industry                                                25

* The Fund is managed by a team of portfolio managers led by Terry Fettig.

FUND OBJECTIVE

For investors seeing as much current income generally exempt from federal taxes as possible with only modest risk to their investments.

Inception dates
A: 11/24/76     B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INTAX        B: ITEBX        C: --           Y: --

Total net assets                                     $833.7 million

Number of holdings                                              181

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT   INT.  LONG
                X   HIGH
                    MEDIUM    QUALITY
                    LOW

INSURED/NON-INSURED COMPOSITION

Percentage of portfolio assets

(pie chart)

Insured 46.3%
Non-insured 53.7%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                                                            68.4%
AA bonds                                                             11.5
A bonds                                                               9.2
BBB bonds                                                             9.3
Non-investment grade bonds                                            1.6

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's
Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

TOP TEN STATES

Percentage of portfolio assets

California                                                           15.7%
New York                                                              9.9
Illinois                                                              7.3
Texas                                                                 7.0
Washington                                                            7.0
Massachusetts                                                         5.6
Michigan                                                              4.2
New Jersey                                                            3.9
Nevada                                                                3.3
North Carolina                                                        3.1

Certain income may be subject to the alternative minimum tax or state or local tax. Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Terry Fettig discusses the Fund's positioning and results for the 12 months ended Nov. 30, 2003. In February 2003, the Fund moved to a sector-based team management approach under Mr. Fettig's leadership.

Q:   How did AXP Tax-Exempt Bond Fund perform for fiscal year 2003?

A: AXP Tax-Exempt Bond Fund's Class A shares (excluding sales charge) rose 5.91% for the 12 months ended Nov. 30, 2003. The Fund lagged the Lehman Brothers Municipal Bond Index, which increased 6.65% for the period. The Fund also underperformed the Lipper General Municipal Debt Funds Index, representing the Fund's peer group, which rose 6.83% over the same time frame.

Q: What factors most significantly affected performance during the annual period?

A: The tax-exempt bond market was quite strong over the annual period, outperforming the taxable bond market. The Lehman Brothers Municipal Bond Index advanced 6.65% for the 12 months compared to the Lehman Brothers Aggregate Bond Index's* 5.18% return. Indeed, municipal market yields rallied in spite of high municipal issuance. Supply of municipal bonds for the first 11 months of 2003 was on pace to match if not surpass the record $358 billion set in calendar year 2002. Many municipal issuers sought to refund their existing higher interest cost debt, issuing new bonds at the lower interest rates available. Still, demand kept up with supply. Retail investors turned to municipal bonds to diversify their portfolios. Extremely low interest rates on short-term money market securities also played a role in the

* The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. We have included this index in our portfolio management Q&A because the index measures taxable bonds.

(bar chart)
                       PERFORMANCE COMPARISON
                  For the year ended Nov. 30, 2003

8%                            (bar 2)                  (bar 3)
       (bar 1)                +6.65%                   +6.83%
6%      +5.91%

4%

2%

0%

(bar 1) AXP Tax-Exempt Bond Fund Class A (excluding sales charge)
(bar 2) Lehman Brothers Municipal Bond Index (unmanaged)
(bar 3) Lipper General Municipal Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Our general focus was to position the Fund to take advantage of the positive trends in the municipal bond market.(end callout quote)

     strength of municipal securities, as investors sought higher yields from longer-term securities that were generally tax-exempt. Institutional investors, especially insurance companies, sought municipal bonds' attractive rates as well.

     Even against this positive backdrop, the annual period encompassed significant volatility within the municipal bond market. For example, in July 2003, the Lehman Brothers Municipal Bond Index declined more in one month than it had in nine years, and in September, the Index moved up more in one month than it had in eight years.

AVERAGE ANNUAL TOTAL RETURNS

                                  Class A                Class B                  Class C                   Class Y
(Inception dates)               (11/24/76)              (3/20/95)                (6/26/00)                 (3/20/95)
                            NAV(1)     POP(2)     NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)      POP(5)
as of Nov. 30, 2003
1 year                      +5.91%     +0.88%     +4.85%       +0.85%        +4.84%       +4.84%       +5.74%      +5.74%
5 years                     +4.47%     +3.46%     +3.68%       +3.51%          N/A          N/A        +4.60%      +4.60%
10 years                    +5.18%     +4.67%       N/A          N/A           N/A          N/A          N/A         N/A
Since inception               N/A        N/A      +5.00%       +5.00%        +6.02%       +6.02%       +5.92%      +5.92%

as of Dec. 31, 2003
1 year                      +3.76%     -1.16%     +2.98%       -0.83%        +2.97%       +2.97%       +3.85%      +3.85%
5 years                     +4.61%     +3.59%     +3.82%       +3.66%          N/A          N/A        +4.74%      +4.74%
10 years                    +5.02%     +4.51%       N/A          N/A           N/A          N/A          N/A         N/A
Since inception               N/A        N/A      +5.04%       +5.04%        +6.09%       +6.09%       +5.96%      +5.96%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Questions & Answers

     Concerns about municipal credit quality persisted through much of the fiscal year, as municipalities across the country experienced budget deficits due primarily to declining revenue sources. However, the asset class, with only pockets of exception, maintained a high credit quality overall.

     As of Nov. 30, 2003, the one-year general obligation bond was offering yields of nearly 79% that of same-maturity U.S. Treasuries, and 30-year general obligation bonds were offering yields of approximately 94% that of long-term U.S. Treasury bonds. This made longer-term municipal bond yields particularly attractive for investors seeking diversification within alternative asset classes. The municipal yield curve was in a steepened position for most of the annual period.

     Our general focus was to position the Fund to take advantage of the positive trends in the municipal bond market. The Fund underperformed during the annual period primarily due to mixed results from individual issues.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We made several strategic moves within the Fund during the annual period. We continued to upgrade the overall credit quality of the portfolio. As of Nov. 30, 2003, 98.4% of invested portfolio assets were in investment grade bonds. We gradually moved to a neutral duration versus the benchmark and from a concentration in intermediate-term bonds to a laddered portfolio structure that more closely mirrored the Lehman Brothers Municipal Bond Index. A laddered portfolio is one whereby maturities are staggered so that bonds in the portfolio come due periodically. These moves were made in an effort both to reduce the volatility and risks associated with interest rate movements and to produce more consistent returns. We completely eliminated the Fund's positions in tobacco-related issues and avoided any holdings in airline special facility issues. We have reduced the Fund's position in inverse floaters to further reduce risk. Inverse floaters move opposite to interest rates and tend to underperform in a rising rate environment. We continue to hold a small position as they continue to generate income for the Fund.

     As we have done historically, we also avoided purchasing any bonds subject to the alternative minimum tax (AMT), a significant advantage to many Fund investors. Finally, we reduced the Fund's exposure to zero-coupon bonds to move closer to the benchmark positioning, given our view that interest rates will trend higher in 2004.

     We concentrated primarily on seeking better-structured bonds, opportunistically selling the portfolio's noncallable bonds and adding bonds with call features and

--------------------------------------------------------------------------------
6   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Questions & Answers

     higher coupons. A callable bond is one redeemable by the issuer before the scheduled maturity, whereby the issuer pays the bondholder a premium price if the security is retired early. A noncallable bond is one that cannot be redeemed prior to maturity at the option of the issuer. Given that bonds are usually called when interest rates fall significantly enough that the issuer can save money by issuing new bonds at lower rates, noncallable bonds historically perform better in a declining interest rate environment, which we took advantage of during the year.

     Overall, we continued to reduce individual bond position sizes and to diversify the Fund's holdings by sector and by geography, with assets allocated across various states, cities, counties and special districts to further help manage risk.

Q: How do you intend to manage the Fund in the coming months?

A: We expect the U.S. economy to continue to improve. We believe inflation will remain subdued and that interest rates will stay relatively low for some time but will begin to trend higher during 2004. We believe several states have taken the hard steps necessary to put their budgets back on track, including raising taxes, increasing user fees and cutting programs. While this fiscal policy will likely take some time before being reflected in municipal credit quality upgrades, it is well worth noting that even with widespread financial difficulties, the default rate on investment grade municipal bond obligations remains extremely low.

     We intend to maintain our focus on seeking higher-quality securities with good structure, on diversifying the portfolio using our sector-based management approach and on generating as much current income exempt from federal income taxes as possible with only modest risk.

--------------------------------------------------------------------------------
7   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Tax-Exempt Bond Fund Class A shares (from 12/1/93 to 11/30/03) as compared to the performance of two widely cited performance indices, the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                           IN AXP TAX-EXEMPT BOND FUND

AXP Tax-Exempt Bond
  Fund Class A              $ 9,525  $8,735  $10,575  $10,999  $11,855 $12,689  $12,281  $13,250  $14,294  $14,909 $15,790

Lehman Brothers Municipal
  Bond Index(1)             $10,000  $9,475  $11,266  $11,928  $12,784 $13,776  $13,628  $14,743  $16,033  $17,046 $18,180

Lipper General Municipal
  Debt Funds Index(2)       $10,000  $9,358  $11,116  $11,696  $12,538 $13,435  $13,035  $13,983  $15,098  $15,870 $16,954

                               `93     `94      `95      `96      `97     `98      `99      `00      `01      `02     `03

(1) Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper General Municipal Debt Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


                          Average Annual Total Returns
                  Class A with Sales Charge as of Nov. 30, 2003
1 year                                                                +0.88%
5 years                                                               +3.46%
10 years                                                              +4.67%

             Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
8   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Investments in Securities

AXP Tax-Exempt Bond Fund

Nov. 30, 2003

(Percentages represent value of investments compared to net assets)

Municipal bonds (96.4%)
Name of                     Coupon             Principal           Value(a)
issuer and                   rate               amount
title of issue(c,d)

Alabama (0.2%)
Birmingham General Obligation
  Unlimited Warrants Series 2003A
  (AMBAC Insured)
   06-01-12                   5.25%         $1,660,000            $1,864,612

Alaska (1.4%)
North Slope Borough
  Unlimited General Obligation Bonds
  Zero Coupon Series 1994B
  (FSA Insured)
   06-30-04                   7.05           3,000,000(b)          2,979,090
   06-30-05                   7.15           3,000,000(b)          2,922,450
State Unlimited General Obligation Bonds
  Series 2003A (FSA Insured)
   08-01-06                   5.25           5,300,000             5,777,265
Total                                                             11,678,805

Arizona (1.4%)
Maricopa County General Obligation
  Unlimited School Improvement Bonds
  District #90 Saddler Mountain
  Series 2003A
   07-01-14                   5.00           1,550,000             1,571,762
Maricopa County Industrial
  Development Authority
  Multi-family Housing
  Revenue Bonds Series 1996A
   07-01-26                   6.63           2,500,000             2,829,750
Peoria Municipal Development Authority
  Refunding Revenue Bonds Series 2003
  (AMBAC Insured)
   07-01-10                   5.00           3,740,000             4,185,845
Phoenix Industrial Development Authority
  Refunding Revenue Bonds
  Christian Care Apartments
  Series 1995A
   01-01-16                   6.25           1,900,000             1,916,929
Phoenix Junior Lien Street & Highway User
  Refunding Revenue Bonds Series 1992
   07-01-11                   6.25           1,350,000             1,369,062
Total                                                             11,873,348

Arkansas (0.3%)
State Development Finance Authority
  Single Family Mortgage Revenue Bonds
  Series 2003A (GNMA/FNMA Insured)
   07-01-34                   4.90           2,500,000             2,512,650

California (14.0%)
Antelope Valley Union High School District
  Unlimited General Obligation Bonds
  Series 2002A (MBIA Insured)
   08-01-23                   5.00           2,685,000             2,770,839
Burbank Public Financing Authority
  Golden State Revenue Bonds
  Series 2003A (AMBAC Insured)
   12-01-20                   5.25           3,000,000             3,228,330
Golden State Tobacco Securitization
  California Tobacco Settlement
  Enhanced Asset-backed Revenue Bonds
  Series 2003B
   06-01-33                   5.50           2,500,000             2,479,175
Long Beach Unified School District Election 1999
  Unlimited General Obligation Bonds
  Series 2003E (FSA Insured)
   08-01-21                   5.00           2,055,000             2,137,303
Los Angeles Unified School District
  Unlimited General Obligation Bonds
  Series 2003A (FSA Insured)
   07-01-20                   5.25           2,000,000             2,146,940
Los Angeles Unified School District
  Unlimited General Obligation Bonds
  Series 2003A (MBIA Insured)
   01-01-28                   5.00           5,000,000             5,104,300

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Name of                     Coupon             Principal           Value(a)
issuer and                   rate               amount
title of issue(c,d)

California (cont.)
Sacramento Cogeneration Authority
  Pre-refunded Revenue Bonds
  Procter & Gamble Series 1995
   07-01-14                   6.50%         $5,000,000            $5,508,500
Sacramento Municipal Utility District
  Electric Revenue Bonds
  Series 2003R
  (MBIA Insured)
   08-15-23                   5.00           3,765,000             3,885,744
   08-15-33                   5.00          11,500,000            11,706,195
San Diego Public Water Facilities Financing
  Authority Revenue Bonds Series 2002
  (MBIA Insured)
   08-01-14                   5.00           2,200,000             2,397,208
Southern State Public Power Authority
  Revenue Bonds Magnolia Power Project
  Series 2003-1A (AMBAC Insured)
   07-01-25                   5.00           5,000,000             5,123,700
State Infrastructure & Economic Development
  Revenue Bonds Bay Area Toll Bridges
  1st Lien Series 2003A (FGIC Insured)
   07-01-29                   5.00           5,000,000             5,106,650
State Public Works Board
  California Community Colleges Lease
  Pre-refunded Revenue Bonds
  Series 1994
   03-01-19                   7.00           3,900,000             4,035,213
State Public Works Board
  University of California
  Lease Refunding Revenue Bonds
  Series 1993A
   06-01-14                   5.50           7,275,000             8,147,273
State Unlimited General Obligation Bonds
  Series 1999 (MBIA Insured)
   12-01-15                   5.75           5,520,000             6,291,806
State Unlimited General Obligation Bonds
  Series 2000
   10-01-25                   5.38           2,500,000             2,522,975
State Unlimited General Obligation Bonds
  Series 2002
   04-01-32                   5.25           5,000,000             4,971,450
State Unlimited General Obligation Bonds
  Series 2003
   02-01-29                   5.25           2,500,000             2,496,700
   02-01-33                   5.25           5,000,000             4,971,200
State Unlimited General Obligation
  Pre-refunded Bonds
   12-01-15                   5.75          10,730,000            12,739,406
State Unlimited General Obligation
  Refunding Bonds
  Series 2003 (MBIA Insured)
   02-01-27                   5.25          10,000,000            10,392,400
State Various Purpose Unlimited
  General Obligation Bonds Series 2003
   11-01-23                   5.13           2,500,000             2,501,575
West Covina Redevelopment Agency
  Community Facilities District
  Special Tax Refunding Bonds
  Series 1996
   09-01-17                   6.00           5,000,000             5,840,150
Total                                                            116,505,032

Colorado (1.4%)
Arapahoe County Public Highway Authority
  Capital Improvement Trust Fund
  E-470 Highway
  Pre-refunded Revenue Bonds
  Series 1986
   08-31-26                   7.00           5,685,000             6,410,861
North Range Metropolitan District #1
  Limited Tax General Obligation Bonds
  Commerce City Series 2001
   12-15-31                   7.25           5,000,000             5,040,000
Total                                                             11,450,861

Connecticut (2.3%)
State General Obligation Bonds
  Series 1992A
   03-15-06                   6.40           8,000,000             8,863,120
State Health & Education Facilities
  Revenue Bonds
  Yale University Series 2003
   07-01-42                   5.00          10,000,000            10,185,400
Total                                                             19,048,520

Florida (2.7%)
Orlando & Orange Counties Expressway Authority
  Revenue Bonds Series 2003B
  (AMBAC Insured)
   07-01-30                   5.00          10,000,000            10,200,899
Port St. Lucie Utility Revenue Bonds
  Series 2001 (MBIA Insured)
   09-01-31                   5.13           2,000,000             2,045,480

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Name of                     Coupon             Principal           Value(a)
issuer and                   rate               amount
title of issue(c,d)

Florida (cont.)
State Board of Public Education Capital Outlay
  Unlimited General Obligation Bonds
  Series 2000A
   06-01-16                   5.50%         $3,145,000            $3,544,384
State Municipal Loan Council Revenue Bonds
  Capital Appreciation Zero Coupon
  Series 2000A (MBIA Insured)
   04-01-20                   6.02           4,360,000(b)          1,963,046
State Municipal Loan Council Revenue Bonds
  North Miami Beach Water Project
  Series 2002B (MBIA Insured)
   08-01-32                   5.00           4,610,000             4,695,977
Total                                                             22,449,786

Hawaii (0.7%)
State Unlimited General Obligation Bonds
  Series 2001CV (FGIC Insured)
   08-01-11                   5.50           5,000,000             5,736,450

Idaho (0.3%)
State Health Facilities Authority
  Revenue Bonds
  Bannock Regional Medical Center
  Series 1995
   05-01-25                   6.13           2,250,000             2,303,078

Illinois (7.2%)
Alton Madison County Hospital Facilities
  Refunding Revenue Bonds
  St. Anthony's Health Center Series 1996
   09-01-10                   6.00           2,975,000             3,049,851
   09-01-14                   6.00           1,765,000             1,762,547
Chicago Board of Education Unlimited
  General Obligation Bonds
  Chicago School Reform
  Series 1997A (AMBAC Insured)
   12-01-17                   5.40           5,000,000             5,448,150
Cook & Will Counties Township High School
  District #206 Capital Appreciation Bonds
  Zero Coupon Series 1992C (AMBAC Insured)
   12-01-10                   6.55           2,605,000(b)          2,067,693
Cook County Community
  Consolidated School District #21
  Capital Appreciation General Obligation Bonds
  Zero Coupon Series 2000 (FSA Insured)
   12-01-19                   6.03           3,140,000(b)          1,443,741
Cook County School District #170
  Chicago Heights Pre-refunded
  Capital Appreciation Bonds
  Zero Coupon Series 1992C
  (AMBAC Insured)
   12-01-09                   6.50           2,155,000(b)          1,800,589
   12-01-10                   6.55           2,155,000(b)          1,710,510
Jefferson County Unlimited
  General Obligation Bonds
  Series 2003A (FGIC Insured)
   01-15-24                   5.25           2,420,000             2,527,400
Kendall Kane & Will Counties Community
  School District #308 Unlimited
  General Obligation Bonds
  Series 2002A (FSA Insured)
   10-01-08                   4.50           2,260,000             2,456,100
Metropolitan Pier & Exposition Authority
  Dedicated State Tax Capital Appreciation
  Refunding Revenue Bonds McCormick Place
  Expansion Zero Coupon Series 1993A
  Escrowed to Maturity (FGIC Insured)
   06-15-21                   6.54           1,870,000(b)            808,513
Metropolitan Pier & Exposition Authority
  Dedicated State Tax Capital Appreciation
  Un-refunded Revenue Bonds McCormick
  Place Expansion Zero Coupon Series 1993A
  (FGIC Insured)
   06-15-10                   6.64             240,000(b)            189,797
State Development Finance Authority
  Pollution Control Refunding Revenue Bonds
  Illinois Power Series 1991A
   07-01-21                   7.38          10,000,000            11,597,199
State Development Finance Authority
  Retirement Housing Revenue Bonds
  Zero Coupon Series 1990
  Escrowed to Maturity
   04-15-20                   7.75          13,745,000(b)          6,067,455
State Educational Facilities Authority
  Pre-refunded Revenue Bonds
  Columbia College Series 1992
   12-01-17                   6.88           1,930,000             2,039,933
State Educational Facilities Authority
  Refunding Revenue Bonds
  Augustana College Series 2003A
   10-01-22                   5.63           2,500,000             2,578,275

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Name of                     Coupon             Principal           Value(a)
issuer and                   rate               amount
title of issue(c,d)

Illinois (cont.)
State Educational Facilities Authority
  Revenue Bonds University of Chicago
  Series 2003A
   07-01-25                   5.25%         $6,770,000            $7,077,696
State Educational Facilities Authority
  Un-refunded Revenue Bonds
  Columbia College Series 1992
   12-01-17                   6.88             830,000               851,074
State Unlimited General Obligation Bonds
   1st Series 2001 (FSA Insured)
   05-01-26                   5.25           6,500,000             6,758,505
Total                                                             60,235,028

Indiana (1.9%)
Seymour Economic Development
  Revenue Bonds
  Union Camp Series 1992
   07-01-12                   6.25           2,870,000             3,163,113
State Transportation Finance Authority
  Highway Revenue Bonds
  Series 1990A
   06-01-15                   7.25          10,000,000            12,587,407
Total                                                             15,750,520

Kentucky (0.3%)
Muhlenberg County Hospital
  Refunding Revenue Bonds
  Muhlenberg Community Hospital
  Series1996
   07-01-10                   6.75           2,575,000             2,699,192

Louisiana (1.9%)
New Orleans Capital Appreciation
  General Obligation Refunding
  Revenue Bonds Zero Coupon
  Series 1991 (AMBAC Insured)
   09-01-12                   6.63           6,250,000(b)          4,393,813
New Orleans Home Mortgage Authority
  Special Obligation Refunding Bonds
  Series 1992 Escrowed to Maturity
   01-15-11                   6.25           8,950,000            10,550,797
State Public Facilities Authority
  Revenue Bonds Centenary College
  Series 1997
   02-01-17                   5.90           1,000,000             1,148,550
Total                                                             16,093,160

Maine (1.2%)
State Municipal Refunding Revenue Bonds
  Series 2003A
   11-01-07                   5.00           9,000,000             9,957,060

Maryland (1.3%)
Washington Suburban Sanitation District
  Unlimited General Obligation Bonds
  Series 2003
   06-01-08                   5.25          10,000,000            11,222,100

Massachusetts (5.6%)
Boston Unlimited General Obligation
  Refunding Revenue Bonds
  Series 2003A (MBIA Insured)
   02-01-22                   5.00           6,805,000             7,085,570
Route 3 North Transit Improvement
  Association Lease Revenue Bonds
  Series 2000 (MBIA Insured)
   06-15-17                   5.75           7,570,000             8,656,749
State Development Finance Agency
  Revenue Bonds Series 2003A
   07-01-23                   6.38           1,000,000             1,073,150
State Health & Educational Facilities Authority
  Revenue Bonds
  Harvard University Series 2002FF
   07-15-37                   5.13          15,000,000            15,363,751
State Housing Finance Agency Revenue Bonds
  Series 2003A
   12-01-15                   4.60           2,815,000             2,875,325
State Housing Finance Agency Revenue Bonds
  Series 2003B
   12-01-15                   4.60           2,300,000             2,349,289
   12-01-16                   4.70           4,310,000             4,401,975
State Unlimited General Obligation
  Refunding Bonds Consolidated Loan
  Series 2002E
   01-01-08                   5.50           3,000,000             3,349,230
Westfield Limited General Obligation
  Refunding Bonds
  Series 2003 (MBIA Insured)
   09-01-12                   5.00           1,180,000             1,312,691
Total                                                             46,467,730

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Name of                     Coupon             Principal           Value(a)
issuer and                   rate               amount
title of issue(c,d)

Michigan (4.1%)
Battle Creek Calhoun County Downtown
  Development Authority Pre-refunded
  Bonds Series 1994
   05-01-22                   7.65%         $3,750,000            $3,925,875
Detroit Downtown Development Authority
  Development Area Project #1 Junior Lien
  Tax Increment Pre-refunded Bonds
  Series 1996D
   07-01-25                   6.50           6,000,000             6,859,560
Hudsonville Public Schools
  Unlimited General Obligation Refunding
  Bonds Series 1997 (FGIC Insured)
   05-01-27                   5.15           2,000,000             2,039,280
New Haven Community Schools Unlimited
  General Obligation Bonds Series 2002
   05-01-22                   5.25           5,500,000             5,859,535
State Hospital Finance Authority Revenue Bonds
  Oakwood Obligated Group Series 2003
   11-01-18                   5.50           1,570,000             1,634,244
State Municipal Bond Authority
  Clean Water Revolving Fund
  Revenue Bonds Series 2001
   10-01-19                   5.25           2,000,000             2,159,800
State Municipal Bond Authority
  Drinking Water Revolving Fund
  Revenue Bonds Series 2002
   10-01-22                   5.00           4,350,000             4,517,388
Summit Academy North
  Public School Academy Certificates
  of Participation Series 2001
   07-01-21                   7.13           1,615,000             1,678,179
Wayne State University Revenue Bonds
  Series 1999 (FGIC Insured)
   11-15-19                   5.25           2,500,000             2,686,100
Wayne-Westland Community Schools Unlimited
  General Obligation Bonds Series 1998
  (FSA Insured)
   05-01-14                   5.13           3,000,000             3,229,380
Total                                                             34,589,341

Minnesota (0.7%)
Austin Housing & Redevelopment Authority
  Governmental Housing Gross
  Revenue Bonds
  Courtyard Residence Series 2000A
   01-01-20                   7.15             650,000               657,267
State Refunding Unlimited General Obligation Bonds
  Series 2003
   08-01-13                   4.00           5,000,000             5,176,200
Total                                                              5,833,467

Missouri (0.5%)
State Health & Educational Facilities Authority
  Revenue Bonds Park College  Series 1999
   06-01-19                   5.88           4,000,000             4,213,520

Montana (0.2%)
State Unlimited General Obligation
  Refunding Bonds Long Range Building
  Series 2003G
   08-01-14                   4.00           1,520,000             1,553,866

Nebraska (0.9%)
State Public Power District
  Refunding Revenue Bonds
  Series 1998A (MBIA Insured)
   01-01-14                   5.25           6,500,000             7,098,845

Nevada (3.3%)
Clark County School District General Obligation
  Refunding Bonds (FSA Insured)
   06-15-12                   5.50          10,000,000            11,412,100
Clark County Special Improvement District #108
  Local Improvement Bonds Summerlin
  Series 1997
   02-01-12                   6.50           4,255,000             4,399,032
Department of Business & Industry
  Capital Appreciation Revenue Bonds
  Las Vegas Monorail
  Zero Coupon Series 2000
  (AMBAC Insured)
   01-01-15                   5.65           9,870,000(b)          6,022,871
Summerlin Local Improvement
  Revenue Bonds District #808
  Series 2001
   06-01-11                   6.00           1,995,000             2,044,436

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Name of                     Coupon             Principal           Value(a)
issuer and                   rate               amount
title of issue(c,d)

Nevada (cont.)
Washoe County Airport Authority
  Airport System Improvement
  Refunding Revenue Bonds
  Series 2003 (FSA Insured)
   07-01-09                   5.00%         $3,110,000            $3,443,548
Total                                                             27,321,987

New Jersey (3.9%)
New Jersey Sports & Exposition Authority
  State Contract Rites Series 2000A
  Inverse Floater (MBIA Insured)
   03-01-16                  10.33           3,385,000(f)          4,317,500
New Jersey Sports & Exposition Authority
  State Contract Rites Series 2000B
  Inverse Floater (MBIA Insured)
   03-01-17                  10.33           3,535,000(f)          4,487,470
New Jersey Sports & Exposition Authority
  State Contract Rites Series 2000C
  Inverse Floater (MBIA Insured)
   03-01-18                  10.33           3,490,000(f)          4,392,514
State Economic Development Authority
  Senoir Lien Revenue Bonds
  Series 2001A (MBIA Insured)
   07-01-07                   5.00           7,955,000             8,734,431
State Transportation Toll Road Fund Authority
  Transportation Systems Revenue Bonds
  Series 2001A
   06-15-07                   5.50           3,435,000             3,819,548
State Transportation Trust Fund Authority
  Refunding Revenue Bonds
  Residual Certificates Inverse Floater
  Series 2000 (FSA Insured)
   06-15-14                  10.79           5,000,000(f)          6,833,400
Total                                                             32,584,863

New York (9.5%)
Battery Park City Authority Revenue Bonds
  Series 2003A
   11-01-22                   5.25           5,000,000             5,348,550
Long Island Power Authority Electric System
  Refunding Revenue Bonds
  Series 2003B
   06-01-05                   5.00           5,000,000             5,231,100
Metropolitan Transportation Authority
  Revenue Bonds Series 2002A
   11-15-32                   5.75           5,000,000             5,484,650
New York City
  Unlimited General Obligation Bonds
  Series 2003I
   03-01-27                   5.38           5,000,000             5,172,000
New York City
  Unlimited General Obligation Bonds
  Series 2003J
   06-01-19                   5.50           2,500,000             2,672,350
New York City Unlimited General Obligation
  Pre-refunded Bonds Series 1994B-1
   08-15-16                   7.00           8,850,000             9,303,917
New York City Unlimited General Obligation
  Refunding Bonds Series 2002C
   08-01-10                   5.25           7,645,000             8,452,618
New York City Unlimited General Obligation
  Refunding Bonds Series 2002G
  (FGIC Insured)
   08-01-10                   5.50          10,000,000            11,421,499
State Dormitory Authority
  New York City University System
  Consolidated 2nd Generation Resource
  Revenue Bonds Series 1993A
   07-01-18                   5.75           5,500,000             6,363,060
State Dormitory Authority
  Refunding Revenue Bonds
  Sloan-Kettering Center
  Series 2003 (MBIA Insured)
   07-01-23                   5.00           5,000,000             5,135,400
   07-01-24                   5.00           2,500,000             2,544,425
State Thruway Authority
  Highway & Bridge Trust Fund
  Revenue Bonds Series 1999B
  (FGIC Insured)
   04-01-08                   5.00           2,730,000             3,016,623
State Urban Development Revenue Bonds
  Correctional & Youth Facilities Series 2002A
   01-01-08                   5.00           5,000,000             5,477,450
   01-01-09                   5.00           3,500,000             3,864,630
Total                                                             79,488,272

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Name of                     Coupon             Principal           Value(a)
issuer and                   rate               amount
title of issue(c,d)

North Carolina (3.0%)
Charlotte Governmental Facilities
  Certificates of Participation
  Series 2003G
   06-01-28                   5.00%         $1,750,000            $1,771,578
Charlotte Unlimited General Obligation Bonds
  Series 2003A
   07-01-08                   4.25           2,000,000             2,158,780
Charlotte Unlimited General Obligation
  Refunding Bonds
  Series 1998
   02-01-16                   5.25           5,000,000             5,471,350
Eastern Municipal Power Agency
 Catawba Electric #1
 Revenue Bonds Series 2003A
   01-01-11                   5.50           5,125,000             5,631,298
Eastern Municipal Power Agency
  Power System Refunding Revenue Bonds
  Series 2003A
   01-01-10                   5.50           2,375,000             2,602,739
Eastern Municipal Power Agency
  Power System Refunding Revenue Bonds
  Series 2003F
   01-01-14                   5.50           5,000,000             5,437,400
Rutherford County Unlimited General Obligation
  Refunding Revenue Bonds
  Series 2003B (MBIA Insured)
   06-01-06                   4.50           1,985,000             2,123,196
Total                                                             25,196,341

Ohio (1.7%)
Avon Lake General Obligation Refunding Bonds
  Series 2001 (AMBAC Insured)
   12-01-14                   5.50           1,245,000             1,414,843
Carroll Water & Sewer District
  Unlimited General Obligation Bonds
  Series 1998
   12-01-10                   6.25             635,000               667,798
Cleveland City School District
  Refunding Revenue Bonds
  Series 1997 (AMBAC Insured)
   06-01-07                   5.75           7,000,000             7,879,200
Cuyahoga County Refunding Revenue Bonds
  Cleveland Clinic Foundation
  Series 2003A
   01-01-32                   6.00           4,000,000             4,253,680
Total                                                             14,215,521

Oklahoma (0.3%)
Valley View Hospital Authority
  Refunding Revenue Bonds
  Series 1996
   08-15-14                   6.00           2,695,000             2,753,212

Oregon (2.0%)
State Department of Administrative Services
  Revenue Bonds Series 2003
  (FSA Insured)
   09-01-06                   5.00           7,190,000             7,825,452
   09-01-11                   5.00           5,000,000             5,592,000
State Housing & Community Services Department
  Single Family Mortgage Program
  Series 2003A
   07-01-24                   4.80           3,225,000             3,231,611
Total                                                             16,649,063

Pennsylvania (2.4%)
Allegheny County Industrial Development
  Authority Capital Appreciation
  Revenue Bonds
  Magee Women's Hospital
  Zero Coupon Series 1992
  (FGIC Insured)
   10-01-17                   5.81           5,115,000(b)          2,691,564
Central Bucks School District Unlimited
  General Obligation Bonds
  Series 2003 (MBIA Insured)
   05-15-21                   5.00           4,680,000             4,874,501
Delaware County Industrial Development
  Authority Pollution Control
  Refunding Revenue Bonds
  Series 1997A
   07-01-13                   6.10           4,000,000             4,266,240
Lehigh County Industrial Development Authority
  Pollution Control Refunding
  Revenue Bonds Series 2003
  (AMBAC Insured)
   11-01-08                   3.13           2,500,000             2,558,150
State Industrial Development Authority
  Revenue Bonds Series 2002
  (AMBAC Insured)
   07-01-09                   5.00           4,825,000             5,387,305
Total                                                             19,777,760

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Name of                     Coupon             Principal           Value(a)
issuer and                   rate               amount
title of issue(c,d)

Puerto Rico (1.2%)(g)
Commonwealth of Puerto Rico Highway
 & Transportation Authority Revenue Bonds
 Series 2003 (FGIC Insured)
   07-01-18                   5.25%         $3,000,000            $3,307,170
Puerto Rico Municipal Finance Agency
  General Obligation Bonds
  Series 2000R Inverse Floater
  (FSA Insured)
   08-01-13                  10.32           5,000,000(f)          6,607,000
Total                                                              9,914,170

Rhode Island (0.2%)
Providence Special Tax Increment
  Obligation Bonds Series 1996D
   06-01-16                   6.65           1,500,000             1,488,705

South Carolina (1.9%)
Horry County Hospital
  Refunding Revenue Bonds
  Conway Hospital Series 1992
   07-01-12                   6.75             695,000               704,077
State Public Service Authority
  Refunding Revenue Bonds
  Series 2003A (AMBAC Insured)
   01-01-19                   5.00           5,000,000             5,302,300
   01-01-20                   5.00           4,000,000             4,216,000
State Transportation Infrastructure
  Junior Lien Revenue Bonds
  Series 2001B (AMBAC Insured)
   10-01-31                   5.25           5,000,000             5,218,400
Total                                                             15,440,777

Tennessee (1.4%)
Memphis Public Improvement Unlimited
  General Obligation Bonds
  Series 2000
   04-01-15                   5.25           5,365,000             5,830,092
Shelby County Public Improvement & School
  Unlimited General Obligation Bonds
  Series 2003A (MBIA Insured)
   03-01-14                   5.00           5,260,000             5,719,040
Total                                                             11,549,132

Texas (6.9%)
Austin Utility System Capital Appreciation
  Refunding Revenue Bonds Zero Coupon
  Series 1992 (AMBAC Insured)
   11-15-10                   6.51           5,055,000(b)          3,960,087
Brazosport Independent School District
  Unlimited General Obligation Bonds
  Series 2003C
  (Permanent School Fund Guarantee)
   02-15-19                   5.00           1,525,000             1,601,037
Clint Independent School District Unlimited
  General Obligation Bonds Series 2003A
  (Permanent School Fund Guarantee)
   08-15-29                   5.13           6,425,000             6,571,940
Cypress-Fairbanks Independent School District
  Unlimited General Obligation Bonds
  Series 2002
  (Permanent School Fund Guarantee)
   02-15-21                   5.13           3,500,000             3,664,080
Duncanville Texas Independent School District
  Capital Appreciation Unlimited General
  Obligation Bonds Series 2001
  (Permanent School Fund Guarantee)
   02-15-28                   5.65           7,000,000             7,507,780
Harris County Health Facilities Development
  Hermann Hospital Revenue Bonds
  Series 1994 (MBIA Insured)
   10-01-24                   6.38           8,820,000             9,285,783
Midland Independent School District
  Unlimited General Obligation Bonds
  Series 2003
  (Permanent School Fund Guarantee)
   02-15-19                   5.25           2,220,000             2,381,172
Richardson Independent School District
  Unlimited General Obligation Bonds
  Series 2003
  (Permanent School Fund Guarantee)
   02-15-11                   4.00           8,285,000             8,659,565
San Antonio Electric & Gas Refunding
  Revenue Bonds     Series 2003
   02-01-13                   5.25           3,000,000             3,359,580
San Antonio Municipal Drain Utility System
  Revenue Bonds Series 2003
  (MBIA Insured)
   02-01-20                   5.00           1,980,000             2,067,714

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Name of                     Coupon             Principal           Value(a)
issuer and                   rate               amount
title of issue(c,d)

Texas (cont.)
San Antonio Water Pre-refunded Revenue Bonds
  Series 1992 (FGIC Insured)
   05-15-07                   6.40%           $800,000              $819,528
San Antonio Water Refunding Revenue Bonds
  Series 1992 Escrowed to Maturity
  (FGIC Insured)
   05-15-07                   6.40           3,695,000             4,241,010
Socorro Independent School District
  Unlimited General Obligation
  Refunding Bonds Series 2001
  (Permanent School Fund Guarantee)
   08-15-19                   5.38           2,200,000             2,377,694
Tom Green County
  Health Facilities Development Hospital
  Revenue Bonds Shannon Health Systems
  Series 2001
   05-15-11                   6.20           1,000,000             1,065,580
Total                                                             57,562,550

Utah (0.5%)
Intermountain Power Agency
  Power Supply Refunding Revenue
  Bonds Series 2003A (FSA Insured)
   07-01-06                   5.00           3,500,000             3,781,750

Virginia (0.4%)
State Public School Authority Revenue Bonds
  Series 2001A
   08-01-16                   5.00           3,300,000             3,547,302

Washington (6.9%)
Energy Northwest Electric
  Refunding Revenue Bonds
  Project #3 Series 2003A
  (MBIA Insured)
   07-01-12                   5.50          10,000,000            11,370,800
Grant County Public Utility District #2
  Refunding Revenue Bonds
  Series 2001H (FSA Insured)
   01-01-09                   5.00           9,635,000            10,662,862
King County Housing Authority
  Pooled Housing Refunding
  Revenue Bonds Series 1995A
   03-01-26                   6.80           2,500,000             2,591,475
King County Unlimited Tax
  General Obligation Bonds
  Auburn School District #408
  Series 1992A
   12-01-06                   6.38           8,000,000             8,578,160
Seattle Municipal Light & Power Improvement
  Refunding Revenue Bonds Series 2001
  (FSA Insured)
   03-01-26                   5.13           3,415,000             3,488,183
Seattle Water System
  Refunding Revenue Bonds
  Series 2003 (MBIA Insured)
   09-01-19                   5.00           7,185,000             7,566,667
State Public Power Supply System
  Nuclear Power Project #3
  Capital Appreciation Refunding
  Revenue Bonds Zero Coupon
  Series 1989B (MBIA Insured)
   07-01-13                   6.61          10,360,000(b)          6,899,242
State Unlimited General Obligation Bonds
  Series 1999B
   01-01-13                   5.00           2,675,000             2,888,706
Vancouver Limited Tax General Obligation Bonds
  Series 2003 (AMBAC Insured)
   12-01-29                   5.00           3,650,000             3,705,736
Total                                                             57,751,831

Wisconsin (0.4%)
State Health & Educational Facilities Authority
  Devine Savior Hospital Revenue Bonds
  Series 1999 (ACA Insured)
   06-01-28                   5.70           3,140,000             3,235,958

Total municipal bonds
(Cost: $765,672,298)                                            $803,396,165

 See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Municipal notes (2.6%)
Issuer(c,d,e)               Effective         Amount               Value(a)
                              yield         payable at
                                             maturity

California Department of Water Resources
  Power Supply Revenue Bonds
  V.R. Series 2002B-1 (Bayerische Landesbank)
   05-01-22                   1.05%         $6,000,000            $6,000,000
California Unlimited General Obligation Bonds
  V.R. Series 2003A-1
  (Westdeutsche Lansdesbank/
  J.P. Morgan Chase Bank)
   05-01-33                   1.10           5,000,000             5,000,000
California Unlimited General Obligation Bonds
  V.R. Series 2003A-2
  (Westdeutsche Lansdesbank/
  J.P. Morgan Chase Bank)
   05-01-33                   1.05           2,300,000             2,300,000
East Baton Rouge Parish Louisiana
  Pollution Control Refunding Revenue Bonds
  (Exxon) V.R. Series 1989
   11-01-19                   1.03           2,000,000             2,000,000
Iowa State Finance Authority Private College
  Revenue Bonds Morningside College
  (Iowa Finance Authority) V.R. Series 2001
   07-01-26                   1.15%         $2,500,000            $2,500,000
Jackson County Mississippi
  Pollution Control Refunding Revenue Bonds
  (Chevron USA) V.R. Series 1993
   06-01-23                   1.08           2,200,000             2,200,000
New York City Unlimited General Obligation Bonds
  V.R. Series 2001A-7 (AMBAC Insured)
   11-01-24     1.01  1,800,000    1,800,000

Total municipal notes
(Cost: $21,800,000)                                              $21,800,000

Total investments in securities
(Cost: $787,472,298)(h)                                         $825,196,165

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA        --  ACA Financial Guaranty Corporation

     AMBAC      --  American Municipal Bond Association Corporation

     BIG        --  Bond Investors Guarantee

     CGIC       --  Capital Guaranty Insurance Company

     FGIC       --  Financial Guaranty Insurance Company

     FHA        --  Federal Housing Authority

     FNMA       --  Federal National Mortgage Association

     FHLMC      --  Federal Home Loan Mortgage Corporation

     FSA        --  Financial Security Assurance

     GNMA       --  Government National Mortgage Association

     MBIA       --  MBIA Insurance Corporation

     XLCA       --  XL Capital Assurance

(d)  The following abbreviations may be used in the portfolio descriptions:

     B.A.N.     --  Bond Anticipation Note

     C.P.       --  Commercial Paper

     R.A.N.     --  Revenue Anticipation Note

     T.A.N.     --  Tax Anticipation Note

     T.R.A.N.   --  Tax & Revenue Anticipation Note

     V.R.       --  Variable Rate

     V.R.D.B.   --  Variable Rate Demand Bond

     V.R.D.N.   --  Variable Rate Demand Note

(e) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2003.

(f) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on Nov. 30, 2003.

(g) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 1.2% of net assets as of Nov. 30, 2003.

(h) At Nov. 30, 2003, the cost of securities for federal income tax purposes was $787,398,429 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $41,309,879
     Unrealized depreciation                                       (3,512,143)
                                                                   ----------
     Net unrealized appreciation                                  $37,797,736
                                                                  -----------

--------------------------------------------------------------------------------
19   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Tax-Exempt Bond Fund

Nov. 30, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $787,472,298)                                                                      $825,196,165
Capital shares receivable                                                                                    27,502
Accrued interest receivable                                                                              14,225,692
Receivable for investment securities sold                                                                 2,563,291
                                                                                                          ---------
Total assets                                                                                            842,012,650
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                            82,848
Dividends payable to shareholders                                                                           556,508
Capital shares payable                                                                                      196,511
Payable for investment securities purchased                                                               7,400,808
Accrued investment management services fee                                                                   20,618
Accrued distribution fee                                                                                     13,780
Accrued transfer agency fee                                                                                   1,421
Accrued administrative services fee                                                                           1,833
Other accrued expenses                                                                                       79,615
                                                                                                             ------
Total liabilities                                                                                         8,353,942
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $833,658,708
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $  2,033,881
Additional paid-in capital                                                                              756,671,239
Undistributed net investment income                                                                         515,244
Accumulated net realized gain (loss)                                                                     36,714,477
Unrealized appreciation (depreciation) on investments                                                    37,723,867
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $833,658,708
                                                                                                       ============
Net assets applicable to outstanding shares:                  Class A                                  $777,210,248
                                                              Class B                                  $ 50,069,384
                                                              Class C                                  $  6,377,080
                                                              Class Y                                  $      1,996
Net asset value per share of outstanding capital stock:       Class A shares         189,619,637       $       4.10
                                                              Class B shares          12,212,688       $       4.10
                                                              Class C shares           1,555,241       $       4.10
                                                              Class Y shares                 487       $       4.10
                                                                                             ---       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Statement of operations
AXP Tax-Exempt Bond Fund

Year ended Nov. 30, 2003
Investment income
Income:
Interest                                                                                               $ 40,596,480
                                                                                                       ------------
Expenses (Note 2):
Investment management services fee                                                                        3,967,418
Distribution fee
   Class A                                                                                                2,044,429
   Class B                                                                                                  573,620
   Class C                                                                                                   65,131
Transfer agency fee                                                                                         395,630
Incremental transfer agency fee
   Class A                                                                                                   37,909
   Class B                                                                                                    7,429
   Class C                                                                                                    1,136
Service fee -- Class Y                                                                                            3
Administrative services fees and expenses                                                                   371,126
Compensation of board members                                                                                11,535
Custodian fees                                                                                               60,261
Printing and postage                                                                                         96,644
Registration fees                                                                                            60,603
Audit fees                                                                                                   37,000
Other                                                                                                        16,469
                                                                                                             ------
Total expenses                                                                                            7,746,343
   Earnings credits on cash balances (Note 2)                                                               (12,108)
                                                                                                            -------
Total net expenses                                                                                        7,734,235
                                                                                                          ---------
Investment income (loss) -- net                                                                          32,862,245
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                               42,710,851
Net change in unrealized appreciation (depreciation) on investments                                     (26,442,031)
                                                                                                        -----------
Net gain (loss) on investments                                                                           16,268,820
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $ 49,131,065
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Tax-Exempt Bond Fund

Year ended Nov. 30,                                                                 2003                  2002
Operations and distributions
Investment income (loss) -- net                                                 $  32,862,245         $  37,895,049
Net realized gain (loss) on security transactions (Note 3)                         42,710,851            14,444,794
Net change in unrealized appreciation (depreciation) on investments               (26,442,031)          (14,425,283)
                                                                                  -----------           -----------
Net increase (decrease) in net assets resulting from operations                    49,131,065            37,914,560
                                                                                   ----------            ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                      (30,456,408)          (35,723,130)
     Class B                                                                       (1,698,625)           (1,996,207)
     Class C                                                                         (191,892)             (174,833)
     Class Y                                                                              (76)                  (86)
   Net realized gain
     Class A                                                                       (6,690,997)                   --
     Class B                                                                         (486,235)                   --
     Class C                                                                          (47,443)                   --
     Class Y                                                                              (16)                   --
                                                                                  -----------           -----------
Total distributions                                                               (39,571,692)          (37,894,256)
                                                                                  -----------           -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         55,197,624            70,523,836
   Class B shares                                                                   7,873,399            16,974,180
   Class C shares                                                                   2,422,188             3,420,432
Reinvestment of distributions at net asset value
   Class A shares                                                                  26,634,464            24,601,228
   Class B shares                                                                   1,848,486             1,620,813
   Class C shares                                                                     218,677               152,933
Payments for redemptions
   Class A shares                                                                (141,767,014)         (133,065,616)
   Class B shares (Note 2)                                                        (20,505,619)          (11,654,342)
   Class C shares (Note 2)                                                         (2,216,784)           (1,729,804)
                                                                                   ----------            ----------
Increase (decrease) in net assets from capital share transactions                 (70,294,579)          (29,156,340)
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                           (60,735,206)          (29,136,036)
Net assets at beginning of year                                                   894,393,914           923,529,950
                                                                                  -----------           -----------
Net assets at end of year                                                       $ 833,658,708         $ 894,393,914
                                                                                =============         =============
Undistributed net investment income                                             $     515,244         $          --
                                                                                -------------         -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Tax-Exempt Bond Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Tax-Exempt Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in investment-grade bonds and other debt obligations whose interest is exempt from federal income tax.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
23   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Swap transactions

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into swap agreements. Swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating market interest rate versus a fixed interest rate. The Fund may employ swaps to synthetically add or subtract principal exposure to the municipal market.

--------------------------------------------------------------------------------
24   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Risks of entering into a swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

Swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated. The Fund did not enter into any swap agreements for the year ended Nov. 30, 2003.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid for the years indicated is as follows:

Year ended Nov. 30,                                    2003           2002
Class A
Distributions paid from:
   Ordinary income -- tax-exempt distributions*    $30,456,408    $35,723,130
   Long-term capital gain                            6,690,997             --
Class B
Distributions paid from:
   Ordinary income -- tax-exempt distributions*      1,698,625      1,996,207
   Long-term capital gain                              486,235             --
Class C
Distributions paid from:
   Ordinary income -- tax-exempt distributions*        191,892        174,833
   Long-term capital gain                               47,443             --
Class Y
Distributions paid from:
   Ordinary income  --  tax-exempt distributions*           76             86
   Long-term capital gain                                   16             --

* Tax-exempt distributions were 99.22% and 95.54% for the years 2003 and 2002, respectively.

As of Nov. 30, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                     $ 7,811,248
Accumulated long-term gain (loss)                                 $32,441,101
Unrealized appreciation (depreciation)                            $35,257,747

--------------------------------------------------------------------------------
25   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $20.50

o   Class B $21.50

o   Class C $21.00

o   Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
26   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19.50 for Class A, $20.50 for Class B, $20 for Class C and $17.50 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $639,842 for Class A, $98,334 for Class B and $2,468 for Class C for the year ended Nov. 30, 2003.

During the year ended Nov. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $12,108 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $785,916,201 and $850,763,114, respectively, for the year ended Nov. 30, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended Nov. 30, 2003
                                             Class A       Class B       Class C    Class Y
Sold                                      13,417,349     1,919,622       589,724      --
Issued for reinvested distributions        6,508,825       451,283        53,380      --
Redeemed                                 (34,629,030)   (4,970,326)     (542,091)     --
                                         -----------    ----------      --------    ----
Net increase (decrease)                  (14,702,856)   (2,599,421)      101,013      --
                                         -----------    ----------       -------    ----

                                                      Year ended Nov. 30, 2002
                                             Class A       Class B       Class C    Class Y
Sold                                      17,279,640     4,153,975       837,532      --
Issued for reinvested distributions        6,040,118       397,717        37,487      --
Redeemed                                 (32,674,273)   (2,857,314)     (425,731)     --
                                         -----------    ----------      --------    ----
Net increase (decrease)                   (9,354,515)    1,694,378       449,288      --
                                         -----------    ----------      --------    ----

--------------------------------------------------------------------------------
27   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Nov. 30, 2003.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                             2003     2002     2001     2000    1999
Net asset value, beginning of period                                    $4.05    $4.05    $3.93    $3.84   $4.18
Income from investment operations:
Net investment income (loss)                                              .15      .17      .19      .20     .21
Net gains (losses) (both realized and unrealized)                         .08       --      .12      .09    (.34)
Total from investment operations                                          .23      .17      .31      .29    (.13)
Less distributions:
Dividends from net investment income                                     (.15)    (.17)    (.19)    (.20)   (.21)
Distributions from realized gains                                        (.03)      --       --       --      --
Total Distributions                                                      (.18)    (.17)    (.19)    (.20)   (.21)
Net asset value, end of period                                          $4.10    $4.05    $4.05    $3.93   $3.84

Ratios/supplemental data
Net assets, end of period (in millions)                                  $777     $828     $866     $811    $877
Ratio of expenses to average daily net assets(c)                         .82%     .81%     .81%     .82%    .77%
Ratio of net investment income (loss) to average daily net assets       3.78%    4.23%    4.54%    5.31%   5.17%
Portfolio turnover rate (excluding short-term securities)                 92%     102%      53%      28%     45%
Total return(e)                                                         5.91%    4.30%    7.88%    7.89%  (3.22%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                             2003     2002     2001     2000    1999
Net asset value, beginning of period                                    $4.06    $4.05    $3.93    $3.84   $4.18
Income from investment operations:
Net investment income (loss)                                              .12      .15      .16      .17     .18
Net gains (losses) (both realized and unrealized)                         .07       --      .12      .09    (.34)
Total from investment operations                                          .19      .15      .28      .26    (.16)
Less distributions:
Dividends from net investment income                                     (.12)    (.14)    (.16)    (.17)   (.18)
Distributions from realized gains                                        (.03)      --       --       --      --
Total Distributions                                                      (.15)    (.14)    (.16)    (.17)   (.18)
Net asset value, end of period                                          $4.10    $4.06    $4.05    $3.93   $3.84

Ratios/supplemental data
Net assets, end of period (in millions)                                   $50      $60      $53      $37     $39
Ratio of expenses to average daily net assets(c)                        1.58%    1.57%    1.57%    1.57%   1.53%
Ratio of net investment income (loss) to average daily net assets       3.02%    3.47%    3.77%    4.55%   4.41%
Portfolio turnover rate (excluding short-term securities)                 92%     102%      53%      28%     45%
Total return(e)                                                         4.85%    3.77%    7.07%    7.08%  (3.97%)

Class C
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                             2003     2002     2001    2000(b)
Net asset value, beginning of period                                    $4.06    $4.06    $3.93    $3.82
Income from investment operations:
Net investment income (loss)                                              .12      .14      .16      .07
Net gains (losses) (both realized and unrealized)                         .07       --      .13      .11
Total from investment operations                                          .19      .14      .29      .18
Less distributions:
Dividends from net investment income                                     (.12)    (.14)    (.16)    (.07)
Distributions from realized gains                                        (.03)      --       --       --
Total Distributions                                                      (.15)    (.14)    (.16)    (.07)
Net asset value, end of period                                          $4.10    $4.06    $4.06    $3.93

Ratios/supplemental data
Net assets, end of period (in millions)                                    $6       $6       $4      $--
Ratio of expenses to average daily net assets(c)                        1.59%    1.57%    1.57%    1.57%(d)
Ratio of net investment income (loss) to average daily net assets       3.01%    3.39%    3.62%    5.37%(d)
Portfolio turnover rate (excluding short-term securities)                 92%     102%      53%      28%
Total return(e)                                                         4.84%    3.52%    7.35%    4.89%(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                             2003     2002     2001     2000    1999
Net asset value, beginning of period                                    $4.06    $4.06    $3.93    $3.83   $4.18
Income from investment operations:
Net investment income (loss)                                              .16      .18      .19      .21     .21
Net gains (losses) (both realized and unrealized)                         .07       --      .13      .10    (.35)
Total from investment operations                                          .23      .18      .32      .31    (.14)
Less distributions:
Dividends from net investment income                                     (.16)    (.18)    (.19)    (.21)   (.21)
Distributions from realized gains                                        (.03)      --       --       --      --
Total Distributions                                                      (.19)    (.18)    (.19)    (.21)   (.21)
Net asset value, end of period                                          $4.10    $4.06    $4.06    $3.93   $3.83

Ratios/supplemental data
Net assets, end of period (in millions)                                   $--      $--      $--      $--     $--
Ratio of expenses to average daily net assets(c)                         .66%     .66%     .66%     .66%    .67%
Ratio of net investment income (loss) to average daily net assets       3.89%    4.32%    4.72%    5.46%   5.21%
Portfolio turnover rate (excluding short-term securities)                 92%     102%      53%      28%     45%
Total return(e)                                                         5.74%    4.40%    8.28%    8.33%  (3.32%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
30   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP TAX-EXEMPT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Tax-Exempt Bond Fund, (a series of AXP Tax-Exempt Series, Inc.) as of November 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2003, and the financial highlights for each of the years in the five-year period ended November 30, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Tax-Exempt Bond Fund as of November 30, 2003, the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

January 9, 2004

--------------------------------------------------------------------------------
31   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement.

AXP Tax-Exempt Bond Fund
Fiscal year ended Nov. 30, 2003

Class A

Income distributions -- 99.22% are tax-exempt.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.01090
Jan. 22, 2003                                                   0.01441
Feb. 21, 2003                                                   0.01303
March 24, 2003                                                  0.01480
April 24, 2003                                                  0.01316
May 23, 2003                                                    0.01152
June 23, 2003                                                   0.01220
July 24, 2003                                                   0.01215
Aug. 22, 2003                                                   0.01144
Sept. 22, 2003                                                  0.01245
Oct. 23, 2003                                                   0.01328
Nov. 21, 2003                                                   0.01183
Total                                                          $0.15117

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.03297
Total distributions                                            $0.18414
--------------------------------------------------------------------------------
32   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Class B

Income distributions -- 99.22% are tax-exempt.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.00879
Jan. 22, 2003                                                   0.01161
Feb. 21, 2003                                                   0.01049
March 24, 2003                                                  0.01214
April 24, 2003                                                  0.01053
May 23, 2003                                                    0.00902
June 23, 2003                                                   0.00944
July 24, 2003                                                   0.00948
Aug. 22, 2003                                                   0.00902
Sept. 22, 2003                                                  0.00985
Oct. 23, 2003                                                   0.01065
Nov. 21, 2003                                                   0.00937
Total                                                          $0.12039

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.03297
Total distributions                                            $0.15336

Class C

Income distributions -- 99.22% are tax-exempt.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.00878
Jan. 22, 2003                                                   0.01160
Feb. 21, 2003                                                   0.01049
March 24, 2003                                                  0.01213
April 24, 2003                                                  0.01051
May 23, 2003                                                    0.00901
June 23, 2003                                                   0.00946
July 24, 2003                                                   0.00946
Aug. 22, 2003                                                   0.00901
Sept. 22, 2003                                                  0.00984
Oct. 23, 2003                                                   0.01064
Nov. 21, 2003                                                   0.00935
Total                                                          $0.12028

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.03297
Total distributions                                            $0.15325

--------------------------------------------------------------------------------
33   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Class Y

Income distributions -- 99.22% are tax-exempt.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.01118
Jan. 22, 2003                                                   0.01480
Feb. 21, 2003                                                   0.01338
March 24, 2003                                                  0.01512
April 24, 2003                                                  0.01348
May 23, 2003                                                    0.01190
June 23, 2003                                                   0.01258
July 24, 2003                                                   0.01249
Aug. 22, 2003                                                   0.01173
Sept. 22, 2003                                                  0.01284
Oct. 23, 2003                                                   0.01360
Nov. 21, 2003                                                   0.01212
Total                                                          $0.15522

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.03297
Total distributions                                            $0.18819

Source of distributions

For dividends paid by the Fund to be tax-exempt the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation

Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for 2003 was 0.00%.

Other taxation

Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
34   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Source of income by state

Percentages of income from municipal securities earned by the Fund from various states during the fiscal year ended Nov. 30, 2003 are listed below.

Alaska                    1.371%        Mississippi               0.046%
Alabama                   0.121         Missouri                  1.798
Arkansas                  0.196         Montana                   0.054
Arizona                   3.105         Nebraska                  0.015
California               11.306         Nevada                    3.129
Colorado                  2.794         New Jersey                5.941
Connecticut               2.322         New Mexico                0.098
Delaware                  0.421         New York                  8.748
District of Columbia      2.081         North Carolina            1.289
Florida                   2.266         Ohio                      1.217
Georgia                   0.205         Oklahoma                  0.459
Hawaii                    0.428         Oregon                    0.796
Iowa                      0.083         Pennsylvania              2.337
Idaho                     0.573         Puerto Rico               2.027
Illinois                 10.503         Rhode Island              0.250
Indiana                   2.267         South Carolina            1.151
Kentucky                  0.944         Tennessee                 0.278
Louisiana                 2.353         Texas                     7.501
Maine                     0.406         Utah                      0.125
Maryland                  0.466         Virginia                  0.232
Massachusetts             6.382         Washington                6.052
Michigan                  4.968         Wisconsin                 0.450
Minnesota                 0.432         Wyoming                   0.014

--------------------------------------------------------------------------------
35   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held        Principal occupation during past   Other directorships
                                   with Fund and        five years
                                   length of service
---------------------------------- -------------------- ---------------------------------- ---------------------------
Arne H. Carlson                    Board member         Chair, Board Services
901 S. Marquette Ave.              since 1999           Corporation (provides
Minneapolis, MN 55402                                   administrative services to
Age 69                                                  boards). Former Governor  of
                                                        Minnesota
---------------------------------- -------------------- ---------------------------------- ---------------------------
Philip J. Carroll, Jr.             Board member         Retired Chairman and CEO,  Fluor   Scottish Power PLC,
901 S. Marquette Ave.              since 2002           Corporation (engineering and       Vulcan Materials Company,
Minneapolis, MN 55402                                   construction) since 1998           Inc. (construction
Age 65                                                                                     materials/chemicals)
---------------------------------- -------------------- ---------------------------------- ---------------------------
Livio D. DeSimone                  Board member         Retired Chair of the Board and     Cargill, Incorporated
30 Seventh Street East             since 2001           Chief Executive Officer,           (commodity merchants and
Suite 3050                                              Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                 Manufacturing (3M)                 Mills, Inc. (consumer
Age 69                                                                                     foods), Vulcan Materials
                                                                                           Company (construction
                                                                                           materials/ chemicals),
                                                                                           Milliken & Company
                                                                                           (textiles and chemicals),
                                                                                           and Nexia Biotechnologies,
                                                                                           Inc.
---------------------------------- -------------------- ---------------------------------- ---------------------------
Heinz F. Hutter*                   Board member         Retired President and Chief
901 S. Marquette Ave.              since 1994           Operating Officer, Cargill,
Minneapolis, MN 55402                                   Incorporated (commodity
Age 74                                                  merchants and processors)
---------------------------------- -------------------- ---------------------------------- ---------------------------
Anne P. Jones                      Board member         Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 68
---------------------------------- -------------------- ---------------------------------- ---------------------------
Stephen R. Lewis, Jr.**            Board member         Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002           of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                      systems)
Age 64
---------------------------------- -------------------- ---------------------------------- ---------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund, AXP Partners Aggressive Growth Fund, AXP Partners Small Cap Core Fund and AXP Discovery Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of four AXP Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
36   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held        Principal occupation during past   Other directorships
                                   with Fund and        five years
                                   length of service
---------------------------------- -------------------- ---------------------------------- ---------------------------
Alan G. Quasha                     Board member         President, Quadrant Management,    Compagnie Financiere
901 S. Marquette Ave.              since 2002           Inc. (management of private        Richemont AG (luxury
Minneapolis, MN 55402                                   equities)                          goods), Harken Energy
Age 53                                                                                     Corporation (oil and gas
                                                                                           exploration) and SIRIT
                                                                                           Inc. (radio frequency
                                                                                           identification technology)
---------------------------------- -------------------- ---------------------------------- ---------------------------
Alan K. Simpson                    Board member         Former three-term United States    Biogen, Inc.
1201 Sunshine Ave.                 since 1997           Senator for Wyoming                (biopharmaceuticals)
Cody, WY 82414
Age 71
---------------------------------- -------------------- ---------------------------------- ---------------------------
Alison Taunton-Rigby               Board member since   President, Forester Biotech
901 S. Marquette Ave.              2002                 since 2000. Former President and
Minneapolis, MN 55402                                   CEO, Aquila Biopharmaceuticals,
Age 59                                                  Inc.
---------------------------------- -------------------- ---------------------------------- ---------------------------

Board Members Affiliated with AEFC***

Name, address, age                 Position held        Principal occupation during past   Other directorships
                                   with Fund and        five years
                                   length of service
---------------------------------- -------------------- ---------------------------------- ---------------------------
Barbara H. Fraser                  Board member since   Executive Vice President -  AEFA
1546 AXP Financial Center          2002                 Products and Corporate Marketing
Minneapolis, MN 55474                                   of AEFC since 2002. President -
Age 53                                                  Travelers Check Group, American
                                                        Express Company,  2001-2002.
                                                        Management Consultant, Reuters,
                                                        2000-2001. Managing Director -
                                                        International Investments,
                                                        Citibank Global,  1999-2000.
                                                        Chairman and CEO, Citicorp
                                                        Investment Services and
                                                        Citigroup Insurance Group, U.S.,
                                                        1998-1999
---------------------------------- -------------------- ---------------------------------- ---------------------------
Stephen W. Roszell                 Board member since   Senior Vice President -
50238 AXP Financial Center         2002, Vice           Institutional Group of AEFC
Minneapolis, MN 55474              President  since
Age 54                             2002
---------------------------------- -------------------- ---------------------------------- ---------------------------
William F. Truscott                Board member         Senior Vice President - Chief
53600 AXP Financial Center         since 2001,  Vice    Investment Officer of AEFC since
Minneapolis, MN 55474              President  since     2001. Former Chief Investment
Age 42                             2002                 Officer and Managing Director,
                                                        Zurich Scudder Investments
---------------------------------- -------------------- ---------------------------------- ---------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
37   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held        Principal occupation during past   Other directorships
                                   with Fund and        five years
                                   length of service
---------------------------------- -------------------- ---------------------------------- ---------------------------
Jeffrey P. Fox                     Treasurer since      Vice President - Investment
50005 AXP Financial Center         2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                   Vice President - Finance,
Age 48                                                  American Express Company,
                                                        2000-2002;  Vice President -
                                                        Corporate Controller, AEFC,
                                                        1996-2000
---------------------------------- -------------------- ---------------------------------- ---------------------------
Paula R. Meyer                     President since      Senior Vice President and
596 AXP Financial Center           2002                 General Manager - Mutual Funds,
Minneapolis, MN 55474                                   AEFC, since 2002; Vice President
Age 49                                                  and Managing Director - American
                                                        Express Funds, AEFC, 2000-2002;
                                                        Vice President, AEFC,  1998-2000
---------------------------------- -------------------- ---------------------------------- ---------------------------
Leslie L. Ogg                      Vice President,      President of Board Services
901 S. Marquette Ave.              General Counsel,     Corporation
Minneapolis, MN 55402              and Secretary
Age 65                             since 1978
---------------------------------- -------------------- ---------------------------------- ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
38   ---   AXP TAX-EXEMPT BOND FUND   ---   2003 ANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

           (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

           (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.    Principal Accountant Fees and Services.  Not applicable at this time.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9. Submission of matters to a vote of security holders. Not applicable at this time.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Tax-Exempt Series, Inc.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          February 3, 2004


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          February 3, 2004




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          February 3, 2004